                                                                   Exhibit 10(F)
                                                                   page 1 of 92


                              1994 RESTATEMENT OF
                               Aon SAVINGS PLAN

                                                                   Exhibit 10(F)
                                                                   page 2 of 92

                              1994 Restatement of
                               Aon Savings Plan
                              -------------------

                 (Previously known as Combined International
                  Corporation Staff Employees' Saving Plan)

                               TABLE OF CONTENTS

SECTION 1 - DEFINITION OF TERMS............................................   3

        1.01  THE TERM "AFFILIATE".........................................   3
        1.02  THE TERM "ANNIVERSARY DATE"..................................   3
        1.03  THE TERM "BASIC PAY DEFERRAL AMOUNT".........................   3
        1.04  THE TERM "BENEFICIARIES".....................................   3
        1.05  THE TERM "BOARD".............................................   3
        1.06  THE TERM "COMMITTEE".........................................   3
        1.07  THE TERM "COMPANY"...........................................   3
        1.08  THE TERM "COMPENSATION"......................................   3
        1.09  THE "EFFECTIVE DATE".........................................   4
        1.10  THE TERM "EMPLOYEE"..........................................   4
        1.11  THE TERM "ERISA".............................................   5
        1.12  THE TERM "HIGHLY COMPENSATED EMPLOYEE".......................   5
        1.13  THE TERM "HOURS OF SERVICE"..................................   6
        1.14  THE TERM "INSTITUTIONAL TRUSTEE".............................   7
        1.15  THE TERM "IRC"...............................................   7
        1.16  THE TERM "INVESTMENT FUNDS"..................................   7
        1.17  THE TERM "LEASED EMPLOYEE"...................................   7
        1.18  THE TERM "NORMAL RETIREMENT DATE"............................   8
        1.19  THE TERM "1-YEAR BREAK IN SERVICE"...........................   8
        1.20  THE TERM "PARTICIPANT".......................................   8
        1.21  THE TERM "PLAN"..............................................   8
        1.22  THE TERM "PLAN YEAR".........................................   8
        1.23  THE TERM "SERVICE"...........................................   8
        1.24  THE TERM "SUBSIDIARY"........................................   9
        1.25  THE TERM "SUPPLEMENTAL PAY DEFERRAL AMOUNT"..................   9
        1.26  THE TERM "TRUST".............................................   9
        1.27  THE TERM "TRUSTEE" OR "TRUSTEES".............................   9
        1.28  THE TERM "TRUST FUND"........................................   9
        1.29  THE TERM "UNITED STATES".....................................   9

SECTION 2 - EMPLOYEES ENTITLED TO PARTICIPATE..............................  10

        2.01  CONDITIONS OF ELIGIBILITY....................................  10
        2.02  TERMINATION OF EMPLOYMENT....................................  10
        2.03  LEAVE OF ABSENCE.............................................  11
        2.04  TRANSFER TO AN AFFILIATE.....................................  11

                                                                   Exhibit 10(F)
                                                                   page 3 of 92

                         TABLE OF CONTENTS (continued)

        2.05  TRANSFER TO A FOREIGN COUNTRY................................  11
        2.06  EMPLOYMENT IN BARGAINING UNIT................................  11

SECTION 3 - CONTRIBUTIONS..................................................  12

        3.02  DATE OF CONTRIBUTION.........................................  13
        3.03  BASIC PAY DEFERRAL AMOUNT....................................  13
        3.04  SUPPLEMENTAL PAY DEFERRAL AMOUNT.............................  13
        3.05  VOLUNTARY CONTRIBUTIONS BY PARTICIPANTS......................  13
        3.06  RESTRICTIONS AND LIMITATIONS ON PAY DEFERRAL AMOUNTS.........  15
        3.07  ADJUSTMENTS IN PAY DEFERRAL AMOUNTS..........................  15
        3.10  ROLLOVERS....................................................  22

SECTION 4 - ALLOCATION OF TRUST FUNDS......................................  23

        4.01  COMPANY CONTRIBUTION ACCOUNT.................................  23
        4.02  BASIC PAY DEFERRAL ACCOUNT...................................  23
        4.03  SUPPLEMENTAL PAY DEFERRAL ACCOUNT............................  24
        4.04  VOLUNTARY CONTRIBUTION ACCOUNT...............................  24
        4.05  RECORDS AND ACCOUNTING.......................................  24
        4.06  DETERMINATION OF COMPENSATION................................  25
        4.07  DESIGNATION OF BENEFICIARY...................................  25
        4.08  MERGERS AND TRANSFERS OF ASSETS AND LIABILITIES..............  26

SECTION 5 - INVESTMENTS....................................................  33

        5.01  INVESTMENT FUNDS.............................................  33
        5.02  INVESTMENT ELECTIONS.........................................  33
        5.03  PASS-THROUGH VOTING, LIFE OF VIRGINIA SERIES FUND, INC.......  33
        5.04  LACK OF VALID ELECTION.......................................  34
        5.05  FUNDS FOR INVESTMENT.........................................  35
        5.06  INVESTMENT OF THE SEPARATE FUNDS.............................  36
        5.07  INVESTMENTS NOT ALLOCATED TO SEPARATE ACCOUNTS...............  37

SECTION 6 - PROVISIONS RELATING TO TRUSTEE.................................  38

        6.01  APPOINTMENT OF TRUSTEES AND INSTITUTIONAL TRUSTEE............  38
        6.02  FEES AND EXPENSES OF TRUSTEE.................................  38
        6.03  PAYMENT OF COSTS, FEES AND EXPENSES..........................  38
        6.04  UNCERTAIN DISTRIBUTION.......................................  38
        6.05  LIABILITY....................................................  38
        6.06  LEGAL ACTION.................................................  39
        6.07  MANNER OF ACTING.............................................  39
        6.08  DUTIES OF INSTITUTIONAL TRUSTEE..............................  39

                                                                   Exhibit 10(F)
                                                                   page 4 of 92

                         TABLE OF CONTENTS (continued)

        6.09  LIMITATION ON LIABILITY......................................  39
        6.10  INDEMNITY....................................................  39
        6.11  DISBURSEMENTS................................................  40
        6.12  REPORTS......................................................  40
        6.13  ADDITIONAL POWERS OF TRUSTEE.................................  40
        6.14  INVESTMENT MANAGER...........................................  42

SECTION 7 - ADMINISTRATION OF THE PLAN.....................................  43

        7.01  COMMITTEE....................................................  43
        7.02  DUTIES OF COMMITTEE..........................................  43
        7.03  CHAIRMAN AND SECRETARY.......................................  43
        7.04  MEETINGS AND QUORUM..........................................  43
        7.05  ALLOCATION OF DUTIES.........................................  43
        7.06  AON..........................................................  44
        7.07  RULES AND INTERPRETATION.....................................  44
        7.08  LIMITATIONS ON LIABILITY.....................................  44
        7.09  INDEMNITY....................................................  44
        7.10  IDENTITY.....................................................  45

SECTION 8 - DISPOSITION OF THE SEPARATE TRUST ACCOUNTS.....................  46

        8.01  PARTICIPANT STILL EMPLOYED BY COMPANY AFTER RETIREMENT DATE..  46
        8.02  DISPOSITION AT OR AFTER RETIREMENT DATE OR IN CASE OF
              PHYSICAL OR MENTAL DISABILITY................................  46
        8.03  DISPOSITION UPON THE DEATH OF A PARTICIPANT..................  46
        8.04  DISPOSITION UPON TERMINATION OF EMPLOYMENT BEFORE
              REACHING RETIREMENT DATE.....................................  46
        8.05  TERMINATION OF THE TRUST AND DISPOSITION
              UPON SUCH TERMINATION........................................  47
        8.06  PAYMENT TO MINORS, ETC.......................................  48
        8.07  HARDSHIP WITHDRAWALS.........................................  48
        8.08  NET EARNINGS AND VALUATION ADJUSTMENT........................  50
        8.09  METHOD OF VALUING ASSETS.....................................  50
        8.10  GENERAL PROVISIONS REGARDING PAYMENT OF BENEFITS.............  50

                                                                   Exhibit 10(F)
                                                                   page 5 of 92
                         TABLE OF CONTENTS (continued)

SECTION 9 - PARTICIPANT'S NONFORFEITABLE INTEREST....................   55

        9.01  GENERAL RULE............................................  55
        9.02  SPECIAL RULES...........................................  55
        9.03  RESTORATION OF FORFEITURES..............................  56
        9.04  APPLICATION OF OLD VESTING SCHEDULE.....................  57

SECTION 10 - SPENDTHRIFT TRUST........................................  58

       10.01  GENERAL.................................................  58
       10.02  QUALIFIED DOMESTIC RELATIONS ORDER......................  58

SECTION 11 - COMPANY TO HAVE NO INTEREST IN TRUST.....................  61

SECTION 12 - AMENDMENT AND SUSPENSION OF CONTRIBUTIONS................  62

       12.01  AMENDMENT OF THE AGREEMENT..............................  62
       12.02  SUSPENSION..............................................  62

SECTION 13 - ADOPTION OF PLAN BY AFFILIATE............................  63

       13.01  ADOPTION OF PLAN........................................  63
       13.02  INTENTION OF PARTIES....................................  63
       13.03  TERMINATION OF STATUS OF SUBSIDIARY.....................  63

SECTION 14 - ERISA PROVISIONS.........................................  64

       14.01  SERVICE FOR PREDECESSOR.................................  64
       14.02  CONTROLLED GROUP........................................  64
       14.03  MERGER..................................................  64
       14.04  CLAIMS PROCEDURE........................................  64
       14.05  INVESTMENT IN DEPOSITS WITH CORPORATE FIDUCIARY.........  65
       14.06  MAXIMUM ANNUAL ADDITION.................................  65

SECTION 15 - MISCELLANEOUS............................................  70

       15.01  VALIDITY OF CONTRACTS...................................  70
       15.02  RELIANCE ON INFORMATION FURNISHED BY THE COMPANIES......  70
       15.03  INABILITY TO PERFORM....................................  70
       15.04  EXECUTION OF DOCUMENTS..................................  70
       15.05  NOTICE OF REQUIRED ACTION...............................  70
       15.06  RELIANCE UPON COMMUNICATION.............................  71
       15.07  DISCHARGE UPON PAYMENT..................................  71
       15.08  INSURER NOT PARTY TO AGREEMENT..........................  71

                                                                   Exhibit 10(F)
                                                                   page 6 of 92

                         TABLE OF CONTENTS (continued)

       15.09  DISPOSITION OF SHARE OF MISSING PERSONS....................   71
       15.10  GENDER AND CASE............................................   71
       15.11  SECTION TITLE NOT PART OF AGREEMENT........................   71
       15.12  CONSTRUCTION...............................................   71
       15.13  AGREEMENT BINDING ON ALL PARTIES...........................   72

SECTION 16 - PROVISIONS APPLICABLE IF PLAN BECOMES TOP-HEAVY.............   73

       16.01  APPLICABILITY..............................................   73
       16.02  ADDITIONAL DEFINITIONS.....................................   73
       16.03  SPECIAL RULES..............................................   75
       16.04  PARTICIPANT'S TOP-HEAVY ACCOUNT............................   75
       16.05  VESTING WITH RESPECT TO PARTICIPANTS' TOP-HEAVY ACCOUNTS...   76
       16.06  MINIMUM CONTRIBUTION FOR NON-KEY EMPLOYEE..................   76
       16.07  MAXIMUM ANNUAL ADDITION....................................   76
       16.08  SIMPLIFIED EMPLOYEE PENSIONS...............................   77
       16.09  CONTRIBUTIONS OR BENEFITS NOT TAKEN INTO ACCOUNT...........   77

SCHEDULE A -
       SPECIAL PROVISIONS RELATING TO SERVICE............................   79

SCHEDULE B -
       SPECIAL PROVISIONS RELATED TO FORMER PARTICIPANTS
       OF THE SAVINGS AND INVESTMENT PLAN FOR THE EMPLOYEES
       OF FRANK B. HALL & CO. INC........................................   82

SCHEDULE C -
       SPECIAL PROVISIONS RELATED TO FORMER
       PARTICIPANTS OF THE K&K INSURANCE GROUP, INC.
       401(K) SALARY REDUCTION PLAN......................................   84

SCHEDULE D -
       SPECIAL PROVISIONS RELATED TO FORMER
       PARTICIPANTS OF THE SALARY DEFERRAL
       THRIFT PLAN FOR THE EMPLOYEES OF BOOKE & COMPANY..................   85

                                                                  Exhibit 10(f)
                                                                  Page 7 of 92


                             1994 RESTATEMENT OF

                               AON SAVINGS PLAN
                               ----------------

            (Previously known as Combined International Corporation
                        Staff Employees' Savings Plan)


       WHEREAS, Rollins Burdick Hunter Co. entered into an agreement establishing a profit- sharing plan and a trust pursuant to the plan for the benefit of its employees and the employees of its subsidiaries which adopted the plan, which agreement was known as the Rollins Burdick Hunter Co. Savings and Investment Plan;

       WHEREAS, effective July 1, 1984, Combined International Corporation, the parent corporation of Rollins Burdick Hunter Co., adopted this profit-sharing Plan and Trust agreement for the Staff Employees of Combined and of its various other subsidiaries, amended and restated the Plan and Trust agreement, changed the name of the Plan and Trust agreement to the Combined International Corporation Staff Employees' Savings Plan, and made Combined the sponsor of the Plan and Trust agreement;

       WHEREAS, pursuant to said 1984 Restatement, assets and liabilities under various plans within the Combined group for participants therein were transferred to this Plan pursuant to IRC Sections 401(a)(12) and 414(l) and
Section 208 of ERISA, and pursuant to the provisions of such plans; and assets and liabilities under various plans within the Aon group were likewise transferred to the Plan pursuant the 1989 Restatement and subsequent amendments in similar fashion;

       WHEREAS, the Plan previously had been set forth in an instrument dated July 1, 1984, and was amended five times after that last restatement thereof, on July 20, 1984; December 13, 1984; again on December 13, 1984; November 15, 1985; and on November

                                                                  Exhibit 10(f)
                                                                  Page 8 of 92

20, 1987; and whereas the Plan was restated by a 1987 Restatement thereof on November 20, 1987 which itself was amended one time on April 15, 1988;

       WHEREAS, the Plan was again restated effective January 1, 1989 ("Second Amendment to and 1989 Restatement of Aon Savings Plan") in order to comply with the Tax Reform Act of 1986 and other later changes in the law and to change the name of the Plan and Trust agreement to the Aon Savings Plan;

       WHEREAS, AON CORPORATION (sometimes referred to herein as "Aon") now wishes to amend and again restate the Plan and Trust agreement for the purpose of complying with the Omnibus Budget Reconciliation Act of 1993 and other changes in the law and to make certain other desirable changes therein, including changes necessary for the Plan to constitute an ERISA 404(c) plan wherein the fiduciaries may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by participants and beneficiaries;

          NOW, THEREFORE, pursuant to a resolution adopted by the Board of Directors the Plan shall be and hereby is further amended and restated effective as of January 1, 1994, except as otherwise indicated herein, as follows:

                                                                  Exhibit 10(f)
                                                                  Page 9 of 92

                        SECTION 1 - DEFINITION OF TERMS


       Unless the context shall otherwise clearly indicate, the following terms shall be construed as hereinafter defined:


 1.01 THE TERM "AFFILIATE" shall refer to a substantially owned subsidiary or sub-subsidiary of Aon that has not adopted the Plan herein set forth.

 1.02 THE TERM "ANNIVERSARY DATE" shall refer to the last day of each Plan Year during which this Agreement shall be in force and effect.

 1.03 THE TERM "BASIC PAY DEFERRAL AMOUNT" shall refer to the amount by which a Participant has elected to have his Compensation adjusted under Section 3.03.

 1.04 THE TERM "BENEFICIARIES" shall refer to persons designated by the Participant to receive his share of any property of the Trust in case of the Participant's death.

 1.05 THE TERM "BOARD" shall refer to the Board of Directors of Aon or any committee of the Board of Directors delegated authority to act for the whole Board in respect of matters relating to the Plan.

 1.06 THE TERM "COMMITTEE" shall refer to the Committee appointed by the Board pursuant to Section 7.01. The Committee is designated as the administrator, plan administrator, and named fiduciary with respect to the administration of the Plan (but not with respect to the control, management and investment of the assets of the trust) for the purposes of ERISA.

 1.07 THE TERM "COMPANY" as used herein shall refer to Aon Corporation (hereinafter referred to as "Aon" when referring only to Aon Corporation) when applying the provisions of this Trust as its profit sharing plan for its Employees. It shall refer to each "Subsidiary" when applying the provisions of this Trust as the profit-sharing plan for the Employees of
       such Subsidiary.   The term "Companies" as used herein shall refer
       collectively to Aon and all Subsidiaries and shall be applied as though all of such Companies constituted a single employer.

 1.08 THE TERM "COMPENSATION" shall mean the following types of earnings paid to an Employee for his service on behalf of the Company subsequent to the date he becomes a Participant, determined before excluding any reduction described in Sections 3.03 and 3.04 or for cafeteria plans under Section 125 of the IRC, but excluding any such amounts paid to him in respect to employment during which he is not permanently employed within the United States or its possessions as set forth in Section 2.01(b):

       (a) salary and fixed-based compensation including compensation for overtime;

                                                                  Exhibit 10(f)
                                                                  Page 10 of 92

       (b) bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs, but excluding other bonus and miscellaneous income; and

       (c) net commission, renewal and override compensation (but excluding deferred commission payments).

       In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Section 401(a)(17)(B) of the IRC. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

       For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the IRC shall mean the OBRA '93 annual compensation limit set forth in this provision.

       If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

       In determining Compensation the rules of Section 1.12(d) shall apply except the term "family" shall be limited to the Employee's spouse and to any lineal descendants of the Employee who have not attained age 19 before the close of the year.

 1.09  THE "EFFECTIVE DATE" of this Plan as restated shall be January 1, 1994 .

 1.10 THE TERM "EMPLOYEE" shall refer to all employees of the Companies, except those who are included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers, if retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers.

                                                                  Exhibit 10(f)
                                                                  Page 11 of 92


 1.11 THE TERM "ERISA" refers to the Employee Retirement Income Security Act of 1974, as from time to time amended.

 1.12 THE TERM "HIGHLY COMPENSATED EMPLOYEE" shall include an employee who received compensation in excess of $75,000, received compensation in excess of $50,000 and was in the top-paid group, or was an officer and received compensation greater than $45,000 (all amounts as adjusted for increases in the cost of living per Section 14.6), either (i) in the current year while a member of the 100 employees paid the greatest compensation or (ii) in the preceding year. The term "compensation" means compensation under Section 14.06, and shall include reductions described in Sections 3.03 and 3.04 or for cafeteria plans under Section 125 of the IRC. The following rules shall apply.

       (a) Five-percent owner. Such term shall also include an employee who was a five-percent owner (as defined at Section 16.02(b)) at any time during either the preceding year or the current year.

       (b) Top-paid group. The "top-paid group" is the group consisting of the top 20 percent of employees ranked on the basis of compensation paid during the year. For purposes of determining the number of employees in the top-paid group (but not for purposes of identifying the particular employees therein), or the number of officers taken into account under Subsection (c), below, there shall be excluded those employees who have not completed six months of service; employees who normally work either less than 17 1/2 hours per week or not more than six months during any year; employees who have not attained age 21; and except to the extent provided in regulations, employees included in a unit of employees covered by a collective bargaining agreement.

       (c) Officers. The highest paid officer shall always be treated as a Highly Compensated Employee; otherwise the number of officers so treated shall not exceed the lesser of (i) 50 employees or (ii) the greater of three employees or 10 percent of the employees.

       (d) Family members. Any individual who is a member of the family (i.e., the spouse, and lineal ascendants or descendants and their spouses) of a Highly Compensated Employee who is either a five-percent owner or one of the ten most highly compensated employees shall not be considered a separate employee and his compensation (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) such Highly Compensated Employee. This rule shall apply in determining the compensation of (or any contributions or benefits on behalf of) any employee for purposes of any Section of the IRC with respect to which a Highly Compensated Employee is defined by reference to IRC Section 414(q) (the provisions of which are set forth in this Section), except as provided in regulations and except in determining the portion of the

                                                                   Exhibit 10(f)
                                                                   Page 12 of 92


           compensation of a Participant which is under the integration level for purposes of IRC Section 401(l).

      (e) Former employees. A former employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee either
           (i) when he separated from service or (ii) at any time after attaining age 55.

      (f) Nonresident Aliens. For purposes of this Section, employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the IRC ) from the Company which constitutes income from sources within the United States shall not be treated as employees.

      (g)  Simplified Method for Determining Highly Compensated Employees.   If
           an election by the Company under this subsection applies to any year, in determining whether an employee is a Highly Compensated Employee for such year, the first sentence of this Section shall be applied by substituting "$50,000" for "$75,000," and the $50,000 test for the top-paid group shall not apply. Such election shall not apply to any year unless at all times during such year, the Company maintained significant business activities (and employed employees) in at least 2 significantly separate geographic areas, and the Company satisfies such other conditions as the Secretary of the Treasury may prescribe.

      (h) Coordination with Other Provisions. Section 14.02 shall be applied before the application of this Section 1.12.


1.13 THE TERM "HOURS OF SERVICE" shall refer to the hours for which an Employee is directly or indirectly paid or entitled to payment, for the performance of duties or for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) during the applicable computation period and such hours shall include any hours for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to; provided, however, no more than 501 Hours of Service shall be credited on account of any single continuous period during which an Employee performs no duties (whether or not such period occurs in a single computation period). An Employee who enters military service and again becomes actively employed upon separation from such service shall be credited with Hours of Service in respect to his period of military service only to the extent and for the purposes required by federal law governing veterans' reemployment rights. Hours shall not be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, or disability insurance laws, or for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. In those instances where payroll or other Company records do not reflect the actual number of hours worked by an Employee, such Employee shall be credited with 45 Hours of Service for each calendar week that he would be required to be

                                                                   Exhibit 10(f)
                                                                   Page 13 of 92


      credited with at least one Hour of Service under the preceding portion of this Section. This Section shall be applied, in respect to payments for reasons other than the performance of duties and in respect to crediting of Hours of Service to a particular computation period, in accordance with the rules set forth in Labor Department Regulations Section 2530.200b-2(b) and (c), which are incorporated herein by reference.

1.14 THE TERM "INSTITUTIONAL TRUSTEE" shall refer to the bank, or other corporate trustee, duly appointed pursuant to Sections 5.05 and 6.01 of this agreement and any amendment hereto. The Institutional Trustee is designated as the named fiduciary with respect to the control, management and investment of the assets of the Aon Stock Fund.

1.15 THE TERM "IRC" shall refer to the Internal Revenue Code of 1986 as from time to time amended.

1.16 THE TERM "INVESTMENT FUNDS" shall refer to the funds available for investment and established as described in Section 5.01

1.17 THE TERM "LEASED EMPLOYEE" shall refer to an individual, other than an employee of the Employer or an affiliated employer (the "recipient employer"), who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization") has performed services for the recipient employer (or the recipient employer and related persons determined in accordance with Section 414(n) of the IRC) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employment in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if:

      (a) such individual is covered by a money purchase pension plan providing:

           (i) a nonintegrated employer contribution rate of at least ten percent of compensation, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Section 125, 402(e)(3), 402(h), or 403(b) of the IRC,

           (ii)   immediate participation, and

           (iii)  full and immediate vesting; and

      (b) Leased Employees do not constitute more than 20% of the recipient employer's non-highly compensated work force, as defined in Section 414(n)(5)(C)(ii) of the IRC.

                                                                   Exhibit 10(f)
                                                                   Page 14 of 92


1.18 THE TERM "NORMAL RETIREMENT DATE" shall refer to a Participant's sixty-fifth (65th) birthday.

1.19 THE TERM "L-YEAR BREAK IN SERVICE" shall refer to a 12-month consecutive period, commencing with the termination of a Participant's employment as an Employee of the Companies or an Affiliate, during which he has not completed any Hours of Service as an Employee of the Companies or an Affiliate. For purposes of this Section only, Service shall include up to one year of Maternity or Paternity Leave; provided that the Trustees may require the Participant to furnish such timely information as may reasonably be required so as to establish that the absence from work is for Maternity or Paternity Leave and to establish the number of days for which there was such an absence. "Maternity or Paternity Leave" shall mean an absence from work by reason of the pregnancy of the Participant, by reason of the birth of a child of the Participant, by reason of placement of a child with the Participant in connection with its adoption by him or her, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.20 THE TERM "PARTICIPANT" shall refer to an Employee eligible under the terms hereof to participate herein whose employment by the Companies has not terminated. Where the context so requires, an individual for whose benefit an account is being maintained under this Plan shall also be deemed to be a Participant.

1.21 THE TERM "PLAN" shall refer to the Aon Savings Plan set forth in this instrument, as the same may be amended from time to time.

1.22 THE TERM "PLAN YEAR" shall refer to the annual accounting period used by the Trust ending on the last day of December of each year.

1.23 THE TERM "SERVICE" shall refer to the total period of time that an individual has served as an Employee of the Companies (beginning on the date an Employee first performs an Hour of Service and ending on the date on which an Employee quits, retires, is discharged or dies), with the following exceptions and modifications:

      (a) In respect to an individual who is an Employee on January 1, 1975, or becomes an Employee after January 1, 1975, any period of time immediately preceding the date he became an Employee that he was associated with the Companies as an independent field sales representative shall be counted for the purpose of determining his eligibility to participate hereunder pursuant to Section 2.01.

      (b) For the purpose of determining the eligibility of an individual to participate hereunder pursuant to Section 2.01, and his vested interest pursuant to Section 9.02, service as an employee of an Affiliate, or service as an employee in a bargaining unit for which the individual will not be deemed to be an

                                                                   Exhibit 10(f)
                                                                   Page 15 of 92


           Employee under Section 1.10, shall be deemed to be Service as an Employee of the Companies.

      (c) If an Employee's employment with the Companies is terminated but he is reemployed before he has incurred five 1-Year Breaks in Service, the period commencing with the date his employment terminated and ending with his reemployment date shall be counted as uninterrupted Service and employment as an Employee of the Companies for the purpose of determining his eligibility to participate hereunder pursuant to Section 2.01; provided, that not more than 12 months of such period shall count as uninterrupted Service for the purpose of determining his vested interest pursuant to Section 9.02.

      (d) For purposes of eligibility under Section 2.01, a year of Service shall refer to a 12-consecutive month period beginning with his employment commencement date (or reemployment commencement date) and each anniversary of such date during which an Employee has 1,000 Hours of Service.

1.24 THE TERM "SUBSIDIARY" shall refer to such substantially owned subsidiary or sub-subsidiary of Aon that has adopted the Plan herein set forth with the approval of Aon.

1.25 THE TERM "SUPPLEMENTAL PAY DEFERRAL AMOUNT" shall refer to the additional amount by which the Participant has elected to have his Compensation further adjusted under Section 3.04; provided, that Participants may elect a Supplemental Pay Deferral Amount only to the extent permitted by the Board.

1.26 THE TERM "TRUST" shall refer to any trust established under this Agreement, as such trusts may be amended.

1.27 THE TERM "TRUSTEE" OR "TRUSTEES" shall refer to the individual Trustees herein originally named and the successors duly appointed or elected pursuant to the provisions of this Agreement and any amendment hereto. The Trustees are designated as the named fiduciary with respect to the control, management and investment of the assets of the Trust, except for assets of the Aon Stock Fund, for the purposes of ERISA.

1.28 THE TERM "TRUST FUND" shall refer to all the assets held under this Plan regardless of the fund in which such assets are held.

1.29 THE TERM "UNITED STATES" for the purposes of this Plan shall include possessions of the United States.

                                                                   Exhibit 10(f)
                                                                   Page 16 of 92


                 SECTION 2 - EMPLOYEES ENTITLED TO PARTICIPATE

2.01 CONDITIONS OF ELIGIBILITY. Every Employee shall become a Participant as of the first day of the first pay period succeeding the Employee's compliance with the following three requirements:

      (a)  He must have completed one year of Service and attained the age of
           21. In determining whether or not an Employee has completed the required year of Service, there shall be disregarded, except as provided in the next sentence, Service prior to any break in Service equal to or more than the greater of five 1-Year Breaks in Service or his prior completed years of Service. Once an Employee has completed his required year of Service, subsequent breaks in Service shall not affect the fact that this requirement has been completed;

      (b) He must be employed within the United States or its possessions on a permanent basis as determined under Section 2.05; and

      (c) He must sign and deliver to the Committee an Agreement of Participation, Designation of Beneficiary and Compensation Adjustment Election in such form as may from time to time be prescribed by the Committee.

      The Committee shall notify all Employees who are eligible to participate in this Trust and shall provide them with an Agreement of Participation, Designation of Beneficiary and Compensation Adjustment Election. Any Employee who does not elect to become a Participant as of the first date on which he would otherwise be eligible, may become a Participant as of the first day of any succeeding pay period if he is still eligible and upon compliance with the provisions of this Section 2.01. Leased Employees shall not be eligible to participate in the Plan.

2.02 TERMINATION OF EMPLOYMENT. Any Participant whose employment with the Companies is terminated for any reason whatsoever, shall cease to be eligible to participate hereunder, except to the extent he or his beneficiary shall have the right to receive payments from his individual accounts as provided in Section 8 hereof. Except as provided in Section 8.04, any Participant whose employment with the Companies is terminated shall, in the event of his later reemployment, become a Participant on the first day of the first pay period following his signing and delivery of the documents referred to in Section 2.01(c). If a reemployed Employee, by such action, again becomes a Participant in the Plan Year his employment terminated, and he remains a Participant through the last day of that Plan Year, he shall be entitled to share in the Companies' contribution, and in the forfeitures, for that Plan Year in accordance with Section 4.01(a). Any person who has ceased to be a Participant hereunder by virtue of termination of his employment and for whom the Trustee continues to hold a portion of his Participant's Basic Contribution Account, Participant's Supplemental Contribution Account, Participant's Voluntary Contribution Account or Company Contribution

                                                                   Exhibit 10(f)
                                                                   Page 17 of 92


      Account shall continue to share in net earnings and valuation adjustments (as provided in Section 8.08 hereof) as though he were a Participant.

2.03 LEAVE OF ABSENCE. Any Participant obtaining a leave of absence from the Company because of illness, disability (except permanent disability, provision for which is made in Section 8.02 hereof) or national emergency requiring governmental, military, or naval service subsequent to the execution of this agreement or for any other reason, shall continue to participate in this Trust and shall not be deemed to have his employment terminated. The Companies agree to adopt a uniform policy with reference to the granting of leaves of absence. Such policy shall be applied without individual selection or discrimination in all cases involving the same, or substantially the same, facts. The Companies shall provide the Committee with all information with reference to leaves of absence. The determination made by or caused to be made by the Companies shall be conclusive and binding upon all persons having any interest in the Trust.

2.04 TRANSFER TO AN AFFILIATE. If a Participant is transferred to the employment of an Affiliate, he shall be deemed to be on leave of absence during such time as he is an Employee of the Affiliate.

2.05 TRANSFER TO A FOREIGN COUNTRY. The determination of when an Employee is employed within the United States on a permanent basis, when a transfer from the United States is or becomes permanent, and when a transfer to or from the United States is temporary, shall be made by the Company and such determination shall be conclusive and binding on all persons having any interest in the Trust. If he is transferred from the United States on a temporary basis, he shall be deemed to continue as being employed within the United States on a permanent basis until such time as his transfer becomes permanent.

2.06 EMPLOYMENT IN BARGAINING UNIT. An individual in a bargaining unit who is not deemed to be an Employee by reason of Section 1.10 shall not be eligible to participate hereunder and shall not be entitled to make contributions hereunder. Notwithstanding the foregoing, his Service in such bargaining unit shall be counted for the purpose of determining his eligibility to participate pursuant to Section 2.01, and if a Participant becomes ineligible to participate hereunder by reason of employment in such bargaining unit, his Service in such bargaining unit shall be counted for the purpose of determining his nonforfeitable interest under
      Section 9.

                                                                   Exhibit 10(F)
                                                                   Page 18 of 92


                           SECTION 3 - CONTRIBUTIONS



 3.01  CONTRIBUTIONS BY COMPANIES.

       (a) Aggregate Contribution. For the Plan Year ending December 31, 1989, and for each Plan Year thereafter, the Companies, in total, shall pay to the Trustee the amount set forth below. Except for contributions under Items (i) and (ii), below, the payment shall be limited to the total current pretax earnings or profits of the Companies and Affiliates for that year (as shown on the Consolidated Statements of Income for Aon and its subsidiaries reported in the Annual Report to Shareholders of Aon as certified by a firm of Independent Public Accountants). The preceding two sentences shall be subject to what is stated in Section 3.01(c). The aggregate contribution of the Companies for Staff Employees shall be an amount equal to the sum of
           (i), (ii), and (iii) below.

           (i) An amount equal to the Basic Pay Deferral Amounts applicable to Participants employed by the Company during such Plan Year.

           (ii) An amount equal to the Supplemental Pay Deferral Amounts applicable to Participants employed by the Company during such Plan Year.

           (iii)An additional amount equal to one hundred percent (100%) of the Basic Pay Deferral Amounts applicable to Participants who on the last day of such Plan Year are employed by the Company and have not completely discontinued their Basic Pay Deferral Amounts; provided, that such contribution shall be made only on Basic Pay Deferral Amounts of up to three percent (3%) of a Participant's Compensation and shall not be made on additional Basic Pay Deferral Amounts.

       (b) Allocation and Possible Reduction of Aggregate Contribution. Each of the Companies' share of the aggregate contribution described in
           Section 3.01(a) shall be equal to the amount of such contribution as will be allocated to the individual accounts of Participants who are employed by it pursuant to Section 4.01(a). If, during any Plan Year, any Participant is employed by more than one Company that has adopted this Plan, the amount allocable to such Participant's account may be allocated among such Companies in the proportion of Basic Pay Deferral Amounts paid by each during the Plan Year in respect to which the contribution is made.

       (c) Maximum Contribution of Each Company. Except for contributions of Pay Deferral Amounts under Sections 3.01(a)(i) and (ii), each Company shall contribute no more than an amount equal to the lesser of its current or

                                                                   Exhibit 10(F)
                                                                   Page 19 of 92

          accumulated earnings or profits or the maximum amount deductible under the IRC for the year for which the contribution is made. If, because of the aforesaid limitation, any Company is unable to make all or any part of the contribution that would otherwise be due from it, the amounts that would otherwise be allocated to the Participants (or the affected group of Participants) employed by such Company, pursuant to
          Section 4.01(a) hereof, shall be proportionately reduced; provided that an additional contribution may be made by any Company to the extent permitted by IRC Section 404(a)(3)(B).

 3.02 DATE OF CONTRIBUTION. For the purposes of this Agreement, the date of any Company contributions under Section 3.01(a)(i) or (ii) shall be as of the last day of each month and they shall be remitted to the Trustees not less frequently than quarterly. The date of any Company contribution under Section 3.01(a)(iii) will be deemed to be the last day of the Plan Year for which the contribution is made, even though received by the Trustee at a later or earlier date.

 3.03  BASIC PAY DEFERRAL AMOUNT.  Except as provided in Section 8.04:

       (a) Nonhighly Compensated Participants. Each Participant who was not a Highly Compensated Employee as of the immediately preceding Anniversary Date may elect to have his Compensation reduced by any whole percentage of his Compensation (as defined in Section 1.08) from two percent (2%) through ten percent (10%).

       (b) Highly Compensated Participants. Each Participant who was a Highly Compensated Employee as of the immediately preceding Anniversary Date may elect to have his Compensation reduced by any whole percentage of his Compensation (as defined in Section 1.08) from two percent (2%) through six percent (6%).

       The amount of such reduction in a Participant's Compensation is sometimes referred to herein as the "Basic Pay Deferral Amount."

 3.04 SUPPLEMENTAL PAY DEFERRAL AMOUNT. Each Participant who has elected a ten percent (10%) reduction under Section 3.03(a) or a six percent (6%) reduction under Section 3.03(b) may elect to have his Compensation further reduced as provided in Section 1.25. The amount of such reduction is sometimes herein referred to as the Supplemental Pay Deferral Amount.

 3.05 VOLUNTARY CONTRIBUTIONS BY PARTICIPANTS. Except as provided in Section 8.04, each Participant may, at his election, contribute to the Trustee for each Plan Year, up to nine percent (9%) of his Compensation as defined at Section 1.08 for the Plan Year. The contribution which a Participant has elected to make shall be deducted by the Company from each payment of Compensation made to such Participant at the time the same is paid, and remitted directly by the Company

                                                                   Exhibit 10(F)
                                                                   Page 20 of 92

       to the Trustee on behalf of such Participant within three months after the deduction is made. Contributions under this Section shall be subject to the following restrictions and limitations:

       (a) Change in Rate. A Participant may elect to change the rate of his voluntary contributions by filing a written application with the Committee, and such change shall be effective as soon as administratively convenient thereafter.

       (b) Discontinuance. A Participant may elect to discontinue making voluntary contributions, but in such event he may not elect to again make voluntary contributions in the same Plan Year.

       (c) Full Percentage. Voluntary Contributions must be expressed as a full percentage point of Compensation (i.e., 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, or 9%).

       (d) Withdrawals. A Participant may withdraw his own voluntary contributions, or any part thereof, but only two such withdrawals shall be permitted under this Section in any Plan Year. A withdrawal under this Section shall not be considered an Application for Benefits under Section 8.04, and the Company shall continue to make the contributions required by Section 3.01. Any withdrawal shall be for at least $1,000 or if less, the lesser of (1) the Participant's actual unwithdrawn Voluntary Contributions, (2) the balance in his Voluntary Contribution Account.

       (e) Discretion. Voluntary contributions on or after January 1, 1987, shall be allowable only at the discretion of the Board. Such contributions may be allowed under the rules or limitations of Sections 401(k) and (m) of the IRC, and may be made allowable for only those Participants who are not Highly Compensated Employees. Accordingly, the rules set forth above in this Section shall be for guidance only and the rules and intent of Subsections (e) through (h) shall be controlling.

       (f) First Withdrawals. The first withdrawals shall be made from the subaccount for contributions made prior to January 1, 1987, and earnings thereon. Such withdrawals shall be limited to the amount of such contributions. Upon all of such contributions having been withdrawn and upon the Participant becoming 100% vested in his Company Contribution Account, the earnings may at the discretion of the Committee be transferred to the Participant's Company Contribution Account.

       (g) Post-86 Amounts. Withdrawals shall next be made from contributions made on or after January 1, 1987, if any, and there shall be a separate sub-account for these amounts. Allocation of any withdrawal between contributions and earnings shall be made pursuant to IRC
           Section 72(d) and (e) as amended from time to time, and regulations and rulings thereunder.

                                                                   Exhibit 10(F)
                                                                   Page 21 of 92

       (h) Rollovers. Any separate sub-account for amounts previously rolled over under Section 3.10 shall be transferred to a separate sub-account in the Participant's Company Contribution Account and shall be treated as one hundred percent (100%) vested.

 3.06 RESTRICTIONS AND LIMITATIONS ON PAY DEFERRAL AMOUNTS. Pay Deferral Amounts and Voluntary Contributions under Sections 3.03, 3.04 and 3.05 shall be subject to the following restrictions and limitations:

       (a) A Participant may elect to change the rate of his Basic or Supplemental Pay Deferral Amounts under Sections 3.03 and 3.04. Such election shall become effective as soon as administratively convenient after receipt thereof by the Committee.

       (b) Pay Deferral Amounts must be expressed as a full percentage point of Compensation.

       (c) A Supplemental Pay Deferral Amount may not be in effect in respect to any period of time in respect to which a Basic Deferral Amount of six percent (6%) or more of Compensation in the case of a Highly Compensated Employee and ten percent (10%) or more in the case of a Participant who is not a Highly Compensated Employee is not in effect.

       (d) No Compensation reduction election under Section 3.03 or 3.04 shall apply to a terminated or retired Participant in respect to any Compensation paid to him (whether in the form of severance pay or otherwise) subsequent to the Valuation Date used to determine the balances of his separate accounts for the purpose of making the final distribution to him.

 3.07 ADJUSTMENTS IN PAY DEFERRAL AMOUNTS. It is intended that the cash or deferred arrangement under Section 3.01(a)(i) and (ii) shall comply with the excess deferral limitations ($7,000 for 1987 and adjusted for cost of living) and the excess contribution limitations set forth in Sections 402(g) and 401(k) of the IRC and the regulations and rulings construing Sections 402(g) and 401(k) of the IRC. Accordingly, the following limitations are placed upon the Basic Pay Deferral Amount and Supplemental Pay Deferral Amount a Participant may elect under Section
       3.03 and 3.04.

       (a) Reductions During Plan Year. If it appears prior to the end of a Plan Year that the required limitations will not be complied with, the administrator may reduce the future Basic Pay Deferral Amount or the future Supplemental Pay Deferral Amount of any Participant (and therefore the amount of Compensation reduction) in accordance with the following rules.

           (i) Reductions shall be made first so as to avoid excess deferrals under Section 402(g) of the IRC. This reduction shall apply for the calendar

                                                                   Exhibit 10(F)
                                                                   Page 22 of 92

                year beginning January 1, 1987, and calendar years thereafter in respect to all Participants except as provided in (c), below.

          (ii) Reductions shall be made next so as to avoid excess contributions under Section 401(k) of the IRC. This reduction shall apply for the Plan Year beginning January 1, 1987, and all Plan Years thereafter but only in respect to those Participants who are Highly Compensated Employees.

          (iii) Reductions under Paragraph (ii) shall first be made in all Supplemental Pay Deferral Amounts before any reductions are made in any Basic Pay Deferral Amount.

          (iv) Reductions under Paragraph (ii) shall be made in such manner that no Highly Compensated Employee's Supplemental Pay Deferral Amount (or, if necessary, Basic Pay Deferral Amount) expressed as a percentage of Compensation will exceed that of any other Highly Compensated Employee whose Supplemental or Basic Pay Deferral Amount is reduced.

      (b) Reductions after End of Plan Year. If it appears after the end of a Plan Year that the required limitations have not been complied with, the administrator shall make reductions in the Basic Pay Deferral Amount or the Supplemental Pay Deferral Amount of any Participant in accordance with the following rules.

          (i) Reductions shall first be made at least to the extent necessary to comply with the applicable excess deferral limitations ($7,000 for 1987 and adjusted for cost of living increases) and then to the extent necessary to comply with the excess contribution limitations. Any distribution made so as to comply with the excess deferral limitations shall continue to be treated, with respect to each Highly Compensated Employee, as a Company contribution in figuring whether the actual deferral percentage test at Section 3.09(b) has been met.

          (ii) Reductions so as to avoid excess contributions under Section 401(k) of the IRC shall be made only in respect to those Participants who are Highly Compensated Employees.

          (iii) Reductions under Paragraph (ii) shall first be made in all Supplemental Pay Deferral Amounts before any reductions are made to any Basic Pay Deferral Amount.

          (iv) Reductions under Paragraph (ii) shall be made in such manner that no Highly Compensated Employee's Supplemental Pay Deferral Amount (or, if necessary, Basic Pay Deferral Amount) expressed as a

                                                                   Exhibit 10(F)
                                                                   Page 23 of 92

                percentage of Compensation will exceed that of any other Highly Compensated Employee whose Supplemental or Basic Pay Deferral Amount is reduced.

          (v) The amount of any reduction in a Participant's Basic Pay Deferral Amount or Supplemental Pay Deferral Amount shall be distributed to the Participant, except that to the extent permitted in rules and regulations under the IRC, the Participant may be allowed or required by the administrator to have excess contributions (other than QMACs and QNCs, defined in Section 3.09 (d) below, and after adjustment for withholding taxes) recharacterized as employee contributions and transferred to the Participant's Voluntary Contribution Account. Such recharacterization shall be made and the Participant shall be properly notified thereof on or before two and one-half months after the close of the Plan Year.

          (vi) The amount by which any Participant's Supplemental Pay Deferral Amount is reduced shall be charged against his Supplemental Pay Deferral Account.

          (vii) The amount by which any Participant's Basic Pay Deferral Amount is reduced shall be charged against his Basic Pay Deferral Account.

      (c) No Responsibility for Excess Deferrals. The amount of elective deferrals under all plans of the Company shall not exceed the amount of the limitation in effect under Section 402(g) of the IRC, as amended from time to time. Primary responsibility for avoiding excess deferrals under Section 402(g) of the IRC shall be upon the Participant and not upon the Company or the Committee. The Participant must notify the Committee in writing if (i) elective deferrals are being made on his behalf under IRC Section 402(g)(3) by any employer which is not within the Aon Group, or (ii) his taxable year is a year other than the calendar year.

 3.08 ADJUSTMENTS IN COMPANY MATCHING CONTRIBUTIONS AND IN PARTICIPANT CONTRIBUTIONS. It is intended that Company matching contributions under
      Section 3.01(a)(iii) and Participant contributions under Section 3.05 shall comply with the excess aggregate contribution limitations set forth in Section 401(m) of the IRC and the rules and regulations construing
      Section 401(m) of the IRC. Accordingly, the following limitations are placed upon Company matching contributions and Participant contributions under Sections 3.01(a)(iii) and 3.05.

      (a) Reductions During Plan Year. If it appears prior to the end of a Plan Year that the contribution percentage limitation will not be complied with, the administrator may reduce the future matching Company contributions or the future Participant contributions of any Participant in accordance with the following rules.

                                                                   Exhibit 10(f)
                                                                   Page 24 of 92


            (i) Reductions shall be made only in respect to those Participants who are Highly Compensated Employees.

            (ii) Reductions shall first be made in all Participant contributions before any reductions are made in any matching Company contributions, including return of Participant contributions made earlier in the Plan Year.

            (iii) Reductions shall be made in such manner that no Highly Compensated Employee's percentage limitation will exceed that of any other Highly Compensated Employee whose matching Company contribution or Participant contribution is reduced.

       (b) Reductions after End of Plan Year. If it appears after the end of a Plan Year that the required contribution percentage limitation has not been complied with, or will not be complied with if any matching contribution otherwise required under Section 3.01(a)(iii) is made, the administrator shall make reductions in the matching Company contribution or Participant contribution of any Participant in accordance with the following rules.

            (i) Reductions shall be made only in respect to those Participants who are Highly Compensated Employees.

            (ii) Reductions shall first be made at least to the extent necessary to comply with the applicable contribution percentage limitation.

            (iii) Reductions shall first be made in all Participant contributions before any reductions are made to any matching Company contribution.

            (iv) Reductions shall be made in such manner that no Highly Compensated Employee's percentage limitation will exceed that of any other Highly Compensated Employee whose matching Company contribution or Participant contribution is reduced.

            (v) The amount by which any Participant's matching Company contribution is reduced shall be charged against his Company Contribution Account. The nonforfeitable vested portion, if any, shall be distributed to the Participant. The forfeitable portion shall be reallocated, or, to the extent not prohibited under the rules and regulations of the IRC, may at the discretion of the Committee not be contributed by the Company.

            (vi) The amount by which any Participant's own contribution is reduced shall be charged against his Voluntary Contribution Account.

                                                                   Exhibit 10(f)
                                                                   Page 25 of 92


            (vii) Forfeitures of excess aggregate contributions may not be allocated to Participants whose contributions are reduced under Paragraph (v) or (vi), above.

 3.09 SPECIAL RULES. For purposes of Sections 3.07 and 3.08 the following special rules shall apply.

       (a)  The term "Compensation" shall mean compensation as defined under
            Section 414(s) of the IRC; provided, the applicable period for purposes of Section 414(s) shall be the Plan Year. Such compensation shall be measured only during the portion of the Plan Year during which the Employee is eligible to Participate in the Plan and determined before excluding any reduction described in Sections 3.03 or 3.04, or for cafeteria plans under Section 125 of the IRC. Any elective contribution must relate to compensation that either (i) would have been received by the Employee during the Plan Year but for the Employee's election to defer, or (ii) is attributable to services performed in the Plan Year and which would otherwise have been received by the Employee within two and one-half (2 1/2) months after the close of the Plan Year. To the extent permissible under rules and regulations construing Section 414(s), the term shall have the same meaning as under Section 1.08.

       (b) The actual deferral percentage of Pay Deferral Amounts, as adjusted under Section 3.07, of Highly Compensated Employees shall not be more than the larger of (i) 125% of such percentage for other Participants or, (ii) as the Alternative Limitation, twice such percentage but not more than two percentage points more, all calculations to be made to the nearest one-hundredth of 1% of the Employee's Compensation. A similar limitation shall apply to the average contribution percentage of Company matching contributions and Participant contributions, as adjusted under Section 3.08, of Highly Compensated Employees.

       (c) Any income allocable or attributable to any amounts distributed or reallocated under Sections 3.07 or 3.08 shall also be distributed or reallocated, pursuant to rules and regulations promulgated under Sections 401(k), 401(m) and 402(g) of the IRC. The amount of such distributed income shall generally be total income for the Plan Year under Section 8.08 for the Participant's account, times the excess amount divided by the Participant's total account balance in that account; provided, that in the event of a loss the distribution or reallocation shall not be less than the amount of such excess except as allowed under rules and regulations of the IRC. Income for any period of time after the end of the Plan Year and before the distribution date may be calculated as determined by the Committee, as determined by the Committee, under either the fractional method (described in the prior sentence for actual income during the Plan
            Year), under the safe harbor using 10% per calendar month of the prior year's income, or under any other method allowed under rules and regulations of the IRC.

                                                                   Exhibit 10(f)
                                                                   page 26 of 92

          (i) The following rules shall be applied to prevent the multiple use of the Alternative Limitation (as defined Section 1.402(m)-2 of the regulations promulgated under the IRC) with respect to any plan year. If multiple use of the alternative limitation occurs, and the sum of the ADP and ACP of affected Highly Compensated Employees subject to either or both tests exceeds the aggregate limit, then the ACP of those Highly Compensated Employees will be reduced (beginning with the Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's contribution percentage amount is reduced shall be treated as an excess aggregate contribution. The ADP and ACP of the Highly Compensated Employees are determined after any correction required to meet the ADP and ACP tests. Multiple use of the alternative limitation does not occur if both the ADP and ACP of the eligible Highly Compensated Employees do not exceed 1.25 multiplied by the ADP and ACP of the group of non-highly compensated employees.

       (d) The Company may elect, subject to the IRC rules and regulations:

          (i) To the extent necessary in meeting the actual deferral percentage test under Subsection (b), above, as applied to Pay Deferral Amounts under Section 3.07, to elect to include matching Company contributions and nonelective Company contributions which meet the Plan distribution and 100% vesting rules for Pay Deferral Amounts as provided in IRC regulations and thus constitute qualified matching contributions ("QMACs") and qualified nonelective contributions ("QNCs"). Such matching and nonelective contributions must meet the general nondiscrimination requirements of the IRC under Section 401(a)(4) as regards Highly Compensated Employees both after including and after excluding any QMAC or QNC portion thereof, and any QMAC or QNC portion may not be taken into account in determining whether any other contributions or benefits provided under the Plan generally discriminate as regards Highly Compensated Employees. Any QMACs so taken into account may be taken into account again under Paragraph (ii), below, as appropriate.

          (ii) To the extent necessary in meeting the average contribution percentage test under Subsection (b), above as applied to Company matching contributions and to Participant contributions under Section 3.08, to include Pay Deferral Amounts, plus QNCs which meet the Plan distribution and 100% vesting rules for Pay Deferral Amounts, subject to the rules under Paragraph (i), above, as applicable under IRC rules and regulations.

          (iii) As permitted under Paragraphs (i) and (ii), above, to make an additional QNC on behalf of each Participant who is not a Highly

                                                                   Exhibit 10(f)
                                                                   page 27 of 92


                Compensated Employee. Such contribution may be, but need not be, a uniform percentage of Compensation for each such Participant and shall be allocated to his appropriate account or sub-account within the time period required by any applicable law or regulations. A Participant may not elect to receive any portion of such additional contribution as current Compensation. In lieu of making all or a portion of the additional QNC described in this Paragraph (iii), the Company may elect to have matching contributions under Section 3.01(a)(iii) on behalf of Participants who are not Highly Compensated Employees, be QMACs. Any such QNC or QMAC shall be allocated each such Participant's appropriate account or sub-account, and shall be separately accounted for.

       (e) Three correction rules shall apply as set forth below:

          (i)   The Committee may designate whether excess contributions under
                Section 3.07 or excess aggregate contributions under Section
                3.08 are attributable to Pay Deferral Amounts, QNCs, QMACs, Participant contributions, qualified nonelective contributions, or Company matching contributions. Any such ordering must be used consistently and shall be subject to the ordering rule of Paragraph (2).

          (ii) The general rule for the order in which amounts are to be distributed is:

             (A)    excess deferrals under Section 402(g) of the IRC.

             (B)    excess contributions under Section 401(k) of the IRC.

             (C) excess aggregate contributions under Section 401(m) of the IRC.

          (iii) QNCs, QMACs, the recharacterization method, the corrective distribution method, or a combination of these methods may be used to avoid or correct excess contributions or excess aggregate contributions.

       (f) Any distribution or forfeiture under Section 3.07 or 3.08, including income thereon under Section 3.09(c), shall, insofar as administratively convenient, be made or reallocated before the close of the first two and one-half (2-1/2) months of the following Plan Year, and shall in all events be distributed or forfeited no later than the last day of such Plan Year. QMACs and QNCs properly taken into account may permit avoidance of excess contributions or excess aggregate contributions even if such contributions are made after the close of such two and one-half (2-1/2) month period.

                                                                   Exhibit 10(f)
                                                                   page 28 of 92


   3.10 ROLLOVERS. Any amount that is an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code may be contributed to this Plan by the Employee on or before the 60th day following the receipt by the Employee of such distribution from an employee's trust, annuity plan, individual retirement account, or individual retirement annuity described above. Alternatively, an eligible rollover distribution may be transferred at the direction of the Employee directly to the Trustee from any plan, account or annuity described above.

                                                                   Exhibit 10(f)
                                                                   Page 29 of 92

                     SECTION 4 - ALLOCATION OF TRUST FUNDS


 4.01 COMPANY CONTRIBUTION ACCOUNT AND ALLOCATION OF FORFEITURE. The Committee shall maintain a separate account in the name of each Participant, to be known as the "Company Contribution Account", and the Committee shall post to such account of each Participant on whose behalf a Company contribution under Section 3.01(a)(iii) is made the following:

       (a) His share of additional Company contributions for the Plan Year, described in Section 3.01(a)(iii), plus his share of forfeitures from accounts of terminated Participants, which shall be allocated to the account of each Participant in the ratio that his Basic Pay Deferral Amount of up to three percent (3%) of his Compensation bears to such Basic Pay Deferral Amounts of all Participants employed on the last day of the Plan Year.

       For the purpose of applying the above formula, allocations shall be made as if there were no reduction in the contribution of any Company under
       Section 3.01(c). However, where for a Plan Year the contribution of any Company is reduced under Section 3.01(c), the Company Contribution Accounts of the Participants in the Service of such company involved as of December 31 of that year shall share in the reduction of the contribution of such Company on the basis of the above formula applied to them only.

       (b) Any additions or deductions arising out of net earnings and valuation adjustments resulting from the operation of Section 8.08 of this Agreement.

       (c) Any forfeitures chargeable to his account, interim net earnings and valuation adjustments resulting from the operation of Section 8.08 of this Trust Agreement and any withdrawals or other payments chargeable to his account.

 4.02 BASIC PAY DEFERRAL ACCOUNT. The Committee shall also maintain a separate account in the name of each Participant, to be known as the "Basic Pay Deferral Account", and the Committee shall post to such account of each Participant the following:

       (a) His share of Company contributions described in Section 3.01(a)(i), which shall be equal to his Basic Pay Deferral Amount.

       (b) Any additions or deductions arising out of net earnings and valuation adjustments resulting from the operation of Section 8.08 of this Agreement.

       (c) Any interim net earnings and valuation adjustments resulting from the operation of Section 8.08 of this Trust Agreement and any withdrawals or other payments chargeable to his account.

                                                                   Exhibit 10(f)
                                                                   Page 30 of 92

 4.03 SUPPLEMENTAL PAY DEFERRAL ACCOUNT. The Committee shall also maintain a separate account in the name of each Participant, to be known as the "Supplemental Pay Deferral Account", and the Committee shall post to such account of each Participant the following:

       (a) His share of Company contributions described in Section 3.01(a)(ii), which shall be equal to his Supplemental Pay Deferral Amount.

       (b) Any additions or deductions arising out of net earnings and valuation adjustments resulting from the operation of Section 8.08 of this Agreement.

       (c) Any interim net earnings and valuation adjustments resulting from the operation of Section 8.08 of this Trust Agreement and any withdrawals or other payments chargeable to his account.

 4.04 VOLUNTARY CONTRIBUTION ACCOUNT. The Committee shall also maintain an account in the name of each Participant to be known as the "Voluntary Contribution Account", which shall be divided into two sub-accounts for contributions and earnings thereon made (i) before and (ii) on or after January 1, 1987. The Committee shall post to such account for each Participant the following:

       (a) All voluntary contributions made by such Participant pursuant to
           Section 3.05;

       (b) Any additions or deductions arising out of the net earnings and valuation adjustment resulting from the operation of Section 8.08 of this Agreement;

       (c) Any interim net earnings and valuation adjustments resulting from the operation of Section 8.08 of this Trust Agreement and withdrawals or other payments chargeable to such account.

       (d) The amount from each Participant's former mandatory contribution account pursuant to Section 4.08.

       For the purpose of applying the above formula, allocations shall be made as if there were no reduction in the contribution of any Company under
       Section 3.01(c). However, where for a Plan Year the contribution of any Company is reduced under Section 3.01(c), the Company Contribution Accounts of the Participants in the Service of such Company involved as of December 31 of that year shall share in the reduction of the contribution of such Company on the basis of the above formula applied to them only.

 4.05 RECORDS AND ACCOUNTING. Books of account, forms, and accounting methods used in the administration of the Plan shall be subject in all respects to the supervision of the Committee, and if at any time the Committee shall determine that the accounting methods are not fair and equitable to all Participants, the Committee shall have the right to make whatever adjustments are necessary in the accounting

                                                                   Exhibit 10(f)
                                                                   Page 31 of 92

       methods to carry out this Agreement. In the event an erroneous amount is posted to a Participant's account for any year, the Committee may, at the time such error is discovered, correct such error by making such adjustments in allocating contributions, forfeitures, and earning and valuation adjustments as they may deem fair and equitable, without the necessity of making retroactive adjustments in the accounts of Participants. The Committee shall furnish each Participant a record of his account.

 4.06 DETERMINATION OF COMPENSATION. The Companies shall furnish to the Committee information as to the Compensation and contributions of a Participant for each Plan Year, and, for the purposes of this Agreement, the Committee shall accept such information furnished by the Companies as correct, and the amount of the Compensation and contributions as so certified to the Committee by the Companies shall be binding and conclusive on all persons whomsoever, unless a Participant files a written objection with the Committee as to the Compensation or contributions so certified within thirty (30) days from the date he has been notified thereof.

 4.07  DESIGNATION OF BENEFICIARY.

       (a) Each Participant shall have the right to designate the Beneficiary or Beneficiaries who are entitled to receive any amount or benefit in case of the Participant's death and shall have the right at any time prior to final distribution of his accounts to change the Beneficiary or Beneficiaries theretofore designated by him by filing a new designation; provided, that such Beneficiary shall be deemed to be the surviving spouse of such Participant unless a spousal consent under Subsection (b) has been signed by the surviving spouse. Each such new designation shall completely revoke all designations previously filed by the same Participant. All designations shall be in writing and filed with the Committee and may be included in the Agreement of Participation and Designation of Beneficiary, or in such other form or forms as the Committee shall require. The Trustee, at the direction of the Committee, shall make settlement hereunder at the time of the Participant's death with such Beneficiary or Beneficiaries as shall be designated by said Participant during his lifetime.

       (b) Any designation of a Beneficiary other than his spouse by the Participant shall not take effect unless the spouse consents to such designation. Such consent must acknowledge the effect of the designation, shall be a consent to a specific Beneficiary and to a specific form of benefit, and be witnessed by a Plan representative or a notary public. Any consent shall be effective only as to such spouse. Such designation of a Beneficiary shall take effect without the spousal consent only if it is established to the satisfaction of a Plan representative that the consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

                                                                   Exhibit 10(f)
                                                                   Page 32 of 92

  4.08 MERGERS AND TRANSFERS OF ASSETS AND LIABILITIES. Effective as of the dates set forth below, the following mergers and transfers of assets and liabilities have taken place, pursuant to this section and to amendments to the plans set forth below.

       (a) Effective July 1, 1984, assets and liabilities for staff employees under the Combined Profit Sharing Plan were transferred to the Combined International Corporation Staff Employees' Profit Sharing Plan ("Combined Staff PST"), and to this Plan. Assets and liabilities from the mandatory and voluntary contribution accounts of staff employees therein were transferred to their respective participant's voluntary contribution accounts in this Plan, and assets and liabilities from their Company contribution accounts therein were transferred to their respective Company Contribution Accounts in the Combined PST. Assets and liabilities from the accounts of accident and health insurance agents and of life insurance agents in the Combined Profit Sharing Plan remained in such plan, which was renamed the Combined International Corporation Field Sales Agents' Profit Sharing Plan.

       (b) Effective July 1, 1984, the Ryan Insurance Group, Inc. Profit Sharing Plan was similarly merged into the Combined Staff PST, and into this Plan, with assets and liabilities from the participants, voluntary contribution accounts therein being transferred to their respective participant's voluntary contribution accounts in this plan and the company contribution accounts therein being transferred to their respective company contribution accounts in the Combined Staff PST.

       (c) Effective July 1, 1984, the Union Fidelity Life Insurance Corporation Profit-Sharing Trust Agreement was similarly merged into the Combined Staff PST with assets and liabilities from the company contribution accounts therein being transferred to the participant's respective company contribution accounts in the Combined Staff PST.

       (d) Effective July 1, 1984, Participants under the above plans became Participants in the Combined Staff PST and were given up to five years of benefit credit under the Combined International Corporation Pension Plan, but were not allowed to elect Basic Pay Deferral Amounts until they satisfied the eligibility requirements of section 2.01.

       (e) Effective January 1, 1989, assets and liabilities for employees under the Miller, Mason & Dickenson, Inc. Employee Stock Ownership Plan were transferred to this Plan. Assets and liabilities from the voluntary contribution accounts of employees therein were transferred to their respective Participant's Voluntary Contribution Accounts in this Plan, and assets and liabilities from their employer contribution accounts therein were transferred to their respective Company Contribution Accounts in this Plan.

                                                                   Exhibit 10(f)
                                                                   Page 33 of 92

       (f) Effective January 1, 1989, assets and liabilities for staff employees under the Aon Profit Sharing Plan (formerly the Combined Staff PST) were transferred to this Plan. Such assets and liabilities from their company contribution accounts therein were transferred to their respective Company Contribution Accounts in this Plan.

       (g) Effective January 1, 1989, Combined Insurance Field Sales Agents' Profit Sharing Plan (formerly the Combined Profit Sharing Plan) was similarly merged into this Plan with assets and liabilities from the participants' voluntary contribution accounts therein being transferred to their respective Participant's Voluntary Contribution Accounts in this Plan, the company contribution accounts therein being transferred to their respective Company Contribution Accounts in this Plan, and their pay deferral accounts therein being transferred to the Basic and Supplemental Pay Deferral Accounts in this Plan.

       (h) Participants under the above plans immediately became Participants in this Plan and were allowed to elect Basic Pay Deferral Amounts whether or not they satisfied the eligibility requirements of Section 2.01.

       (i) Hall Plan. Effective January 1, 1993, the assets and liabilities of the Savings and Investment Plan for the Employees of Frank B. Hall & Co. Inc. ("Hall Plan") were transferred to this Plan. The following special provisions apply, effective as of January 1, 1993, to any Employee who was employed by Frank B. Hall & Co. Inc., or any of its subsidiaries, on November 1, 1992, and who was employed by the Company on and after November 2, 1992 ("Former Hall Employee"):

           (i) Participation. Notwithstanding the provisions of Section 2 of this Plan ("Employees Entitled to Participate"), a Former Hall Employee who was a participant in the Hall Plan on December 31, 1992, became a Participant in this Plan on January 1, 1993, following compliance with the requirements of Section 2.01(c) of this Plan. A Former Hall Employee who was not a Participant in the Hall Plan on December 31, 1992, shall become a Participant in this Plan in accordance with Section 2.01 of this Plan on the earlier of:

                 (A)  attainment of age 45; or

                 (B) satisfaction of all the requirements of Section 2.01 of this Plan.

           (ii) Service. For purposes of satisfying Section 2.01, a Former Hall Employee who was not a participant in the Hall Plan on December 31, 1992, shall receive credit for periods of Service with both Hall and the Company and:

                                                                   Exhibit 10(f)
                                                                   Page 34 of 92

                (A) shall be credited with the number of full years of Service computed under the elapsed-time provisions of the Hall Plan as of December 31, 1992; and

                (B) shall be credited with 45 Hours of Service for any calendar week for which the Employee would be required to be credited with at least one Hour of Service under Section 1.13; provided, however, that this paragraph (B) shall apply only to any fractional part of the 12-month period which begins on the Employee's date of hire.

          (iii) Vesting. For purposes of satisfying Section 9.01 of this Plan (relating to vesting), service for Hall shall be considered Service for the Company. In the case of a Participant who has five consecutive One-Year Breaks-in-Service, Service, after such Break-in-Service, shall not be taken into account for the purpose of determining his nonforfeitable interest in his Accounts before such Break-in-Service. In addition, with respect to a Participant who was a participant in the Hall Plan on December 31, 1992, any period of time credited for vesting under the Hall Plan as of December 31, 1992, shall be taken into account under this Plan.

          (iv) Account Balance. The value of the account of each Participant who was a participant in the Hall Plan on December 31, 1992, shall be determined as of December 31, 1992, and that balance shall be transferred to the trust of this Plan on January 1, 1993, and shall constitute (in addition to any existing Account balance in the Plan), the balance in the Account of such Participant as of January 1, 1993.

          (v) Other Provisions. The provisions of this Plan which shall be applicable to the Hall Plan prior to January 1, 1993, and their retroactive effective dates, are as specified on Schedule B, which is attached and made a part of this Plan.

          (vi) Benefit Options. Benefit options under the Hall Plan which shall continue to apply to accrued benefits are set forth in Schedule B. To the extent such accrued benefits are accounted for separately, any amount withdrawn under the terms of the Plan shall be charged first to the account maintained for such accrued benefits.

       (j) K&K Plan. Effective August 1, 1993, the assets and liabilities of the K&K Insurance Group Inc. 401(k) Salary Reduction Plan ("K&K Plan") were transferred to this Plan. The following special provisions apply, effective as of August 1, 1993, to any Employee ("Former K&K Employee") who was employed by K&K Insurance Group, Inc., K&K Specialties, Inc. National Sports Underwriters, Inc., or American Insurance Brokers, Inc. (collectively, "K&K") on July 31, 1993:

                                                                   Exhibit 10(f)
                                                                   Page 35 of 92

          (i) Participation. Notwithstanding the provisions of Section 2 of this Plan ("Employees Entitled to Participate"), a Former K&K Employee who was a participant in the K&K Plan on July 31, 1993, became a Participant in this Plan on August 1, 1993, following compliance with the requirements of Section 2.01(c) of this Plan. A Former K&K Employee described above who was not a Participant in the K&K Plan on July 31, 1993, shall become a Participant in this Plan in accordance with Section 2.01 of this Plan upon satisfaction of the requirements of Section 2.01 of this Plan.

          (ii) Service. For purposes of satisfying Section 2.01, a Former K&K Employee who was not a participant in the K&K Plan on July 31, 1993, shall receive credit for Hours of Service performed for K&K as if they were hours of service performed for the Company.

          (iii) Vesting at Age 62. Any Employee who was a participant in the K&K Plan with three years of service under the K&K Plan as of July 31, 1993, shall be fully vested in his account balance upon attainment of age 62.

          (iv) Vesting. For purposes of satisfying Section 9.01 of this Plan (relating to vesting), service for K&K shall be considered Service for the Company. In the case of a Participant who has five consecutive One-Year Breaks-in-Service, Service, after such Break-in-Service, shall not be taken into account for the purpose of determining his nonforfeitable interest in his Accounts before such Break-in-Service. In addition, with respect to a Participant who was a participant in the K&K Plan on July 31, 1993, the following shall apply: notwithstanding the provisions of Section 9.01 of this Plan, a Participant who was a participant in the K&K Plan on July 31, 1993, shall be credited with:

                (A) years of Service equal to his number of years of service for vesting purposes under the K&K Plan as of December 31, 1992;

                (B) in respect of calendar year 1993, the greater of the Participant's service under the elapsed time method beginning January 1, 1993, or his period of service for vesting purposes as of July 31, 1993, under terms of the K&K Plan; and

                (C) the Participant's Service under the elapsed-time method on and after January 1, 1994.

          (v) Valuation. The balance in the account of each Participant who was a participant in the K&K Plan on July 31, 1993, shall constitute the balance in the account of such Participant as of August 1, 1993.

                                                                   Exhibit 10(f)
                                                                   Page 36 of 92

          (vi) Separate Accounting. Gains, losses, withdrawals, contributions, forfeitures and other credits or charges attributable to benefits accrued by Participants under the terms of the K&K Plan as of July 31, 1993, shall be accounted for separately. Benefit options under the K&K Plan which shall continue to apply to such accrued benefits are set forth in Schedule C. Any amount withdrawn under the terms of the Plan shall be charged first to the account maintained for such accrued benefits.

      (k) Booke Plan. Effective July 1, 1993, the assets and liabilities of the Salary Deferral Thrift Plan for the Employees of Booke and Company ("Booke Plan") shall be transferred to this Plan. The following special provisions apply, effective as of July 1, 1993, to any Employee ("Former Booke Employee") who was employed by Booke and Company ("Booke") on June 30, 1993:

          (i) Participation. Notwithstanding the provisions of Section 2 of this Plan ("Employees Entitled to Participate"), a Former Booke Employee who was a participant in the Booke Plan on June 30, 1993, became a Participant in this Plan on July 1, 1993, following compliance with the requirements of Section 2.01(c) of this Plan. An Employee described above who was not a participant in the Booke Plan on June 30, 1993, shall become a Participant in this Plan following compliance with the requirements of Section 2.01(a), (b) and (c).

          (ii) Service. For purposes of satisfying Section 2.01 (relating to service requirements for eligibility), hours of service performed for Booke shall be considered hours of service performed for the Company.

          (iii) Vesting. Notwithstanding the provisions of Section 9.01 of the Plan (relating to vesting), the nonforfeitable interest in the Company Contribution Account of an individual:

                (A) who was a participant in the Booke Plan on June 30, 1993;

                (B) who was an employee of Booke on June 30, 1993, and who, effective July 1, 1993, met the requirements of subsections
                    (a), (b) and (c) of Section 2.01; or

                (C) who terminated employment with Booke but is employed by the
                    Company before incurring five consecutive One-Year Breaks-in-Service shall not be less than the percentage set forth below that corresponds to years of Service:

                                                          Percent Vested

                                                                   Exhibit 10(f)
                                                                   Page 37 of 92

                   Years of Completed Service           in Company Contributions
                   --------------------------           ------------------------
                        less than 3 years                          50%
                        3 years                                    60%
                        4 years                                    80%
                        5 years                                   100%

                   The vested percentage of any individual who was an employee of Booke on June 30, 1993, and who is not described under
                   (A), (B) or (C) shall be determined under Section 9.01. The vested percentage of any individual who is eligible to elect and has elected early retirement under the Booke Plan shall be 100 percent.

          (iv)  Years of Service.  For purposes of satisfying Section 9.01 and
                Section 4.08(k)(iii) as set forth above, service for Booke shall be considered Service for the Company. In the case of a Participant who has five consecutive One-Year Breaks-in-Service, Service, after such Break-in-Service, shall not be taken into account for the purpose of determining his nonforfeitable interest in his Accounts before such Break-in-Service. In addition, notwithstanding the provisions of Section 9.01 of this Plan, individuals described in 4.08(k)(3)(iii), (B) and (C) shall be credited with:

                (A) an elapsed-time period for vesting purposes equal to the number of years of service for vesting purposes under the Booke Plan as of December 31, 1992;

                (B) in respect of calendar year 1993, the greater of the
                    Participant's years of service under the elapsed-time method beginning January 1, 1993, or his period of service for vesting purposes under the Booke Plan as of June 30, 1993; and

                (C) the Participant's Service under the elapsed-time method on and after January 1, 1994.

          (v) Valuation. The value of the account of each Participant who was a participant in the Booke Plan on June 30, 1993, shall be determined as of June 30, 1993; the balance shall be transferred to the trust of this Plan on July 1, 1993; and that balance shall constitute the balance in the Account of such Participant as of July 1, 1993.

          (vi) Separate Accounting. Gains, losses, withdrawals, contributions, forfeitures and other credits or charges attributable to benefits accrued by Participant under the terms of the Booke Plan as of June 30, 1993, shall be accounted for separately. Benefit options

                                                                   Exhibit 10(f)
                                                                   Page 38 of 92

                under the Booke Plan which shall continue to apply to such accrued benefits are set forth in Schedule D.

                                                                   Exhibit 10(f)
                                                                   Page 39 of 92

                            SECTION 5 - INVESTMENTS


 5.01 INVESTMENT FUNDS. Except as otherwise hereinafter provided, deposits to the Plan and earnings thereon shall be invested as directed by each Participant or Beneficiary of a deceased Participant in one or more of the Investment Funds which have been selected by the Trustees. Investment Funds, except to the extent required under the terms of this Plan, may be added or terminated from time to time at the option of the Trustees.

 5.02 INVESTMENT ELECTIONS. Each Participant shall, upon becoming a Participant, and from time to time thereafter, instruct the Trustees as to his investment selections and shall receive written confirmation of same.

       (a) The Participant may select one or more Investment Funds in which to invest deposits and earnings thereon, and may invest these amounts in such multiples as have been established by the Trustees. The investment selection of the Participant shall apply uniformly to all the Participant's accounts.

       (b) Contributions made by or on behalf of a Participant shall continue to be invested in the manner selected by the Participant until a new designation has been received and confirmed in writing by the Trustees, and such change shall be effective pursuant to rules and regulations promulgated by the Company.

       (c) The Trustees shall be obligated to comply with instructions given to the Trustees pursuant to this Section 5.02 (except as otherwise provided under Department of Labor Regulations (S) 2550.404(c)- 1(b)(2)(ii)(B) and (d)(2)(ii)).

       (d) The Committee shall be obligated to ensure that each Participant (or Beneficiary) is provided or can obtain sufficient information concerning investment selections under the Plan as is described under Department of Labor Regulations (S) 2550.404(c)-1(b)(2)(i)(B).

 5.03 PASS-THROUGH VOTING, LIFE OF VIRGINIA SERIES FUND, INC. The following rules shall apply to shares of Life of Virginia Series Fund, Inc. (the "Fund"):

       (a) Each Participant (or Beneficiary) shall have the right to direct the Trustee as to the manner in which Fund shares allocated to his accounts are to be voted on each matter requiring a shareholder vote. Shares shall be voted on a portfolio or aggregate basis, as determined by the Fund.

       (b) Before each vote, the Trustees shall cause to be furnished to each Participant (or Beneficiary) a copy of the proxy solicitation material, together with a form

                                                                   Exhibit 10(f)
                                                                   Page 40 of 92

           requesting confidential direction as to how the shares allocated to his accounts are to be voted by the Trustees.

       (c) Upon timely receipt of directions, the Trustees shall vote the shares (including fractional shares) of stock allocated to such Participant's (or Beneficiary's) accounts as directed by the Participant (or Beneficiary). Each Participant (or Beneficiary) who timely directs voting of Fund stock on an aggregate (or portfolio) basis shall also direct the vote of a portion of the shares of Fund (or shares of the portfolio, if applicable) for which signed voting directions are not timely received. Each such Participant (or Beneficiary) shall be entitled to direct the voting of that number of the undirected shares resulting from multiplying the total number of undirected shares (on an aggregate or portfolio basis, as shall be determined by the Fund) by a fraction, the numerator of which is the total number of shares allocated to that Participant's accounts and the denominator of which is the total number of shares of all participants who timely direct the voting of Fund shares.

       (d) Each Participant (or Beneficiary) may direct the Trustees as to how to respond to an exchange offer with respect to Fund shares allocated to his accounts. The Trustees shall use their best efforts to timely distribute or cause to be distributed to each Participant (or Beneficiary) such information as will be distributed to stockholders of the Fund in connection with any exchange offer. Upon timely receipt of written instructions as to the tendering or exchanging of Fund stock, the Trustees shall act as instructed with respect to shares of Fund stock allocated to such Participant's (or Beneficiary's) accounts. If the Trustees do not receive timely written instructions from a Participant (or Beneficiary) as to the manner in which to respond to such exchange offer, the Trustees shall not exchange any Fund shares with respect to which such Participant (or Beneficiary) has the right of direction.

       (e) The Participants' individual instructions are to be given to the Trustees or the Trustees' designee, and such person shall not divulge the Participant's directions to any person. Instructions so received shall be held in strict confidence and shall not be divulged or released to any person except as may be required to vote at the shareholders' meeting, or as required by federal or state laws not preempted by ERISA. The Trustees shall be responsible for monitoring compliance with confidentiality procedures.

       (f) Each Participant (or Beneficiary) shall be considered a "named fiduciary" under section 402(a)(2) of ERISA with respect to all voting directions.

 5.04 LACK OF VALID ELECTION. If a valid election under Section 5.02 is not made but the Participant or Beneficiary of a deceased Participant has made a valid prior election, then all amounts shall remain in their present fund. If a Participant, or

                                                                   Exhibit 10(f)
                                                                   Page 41 of 92

       Beneficiary of a deceased Participant, has not made a valid election and no prior valid election is in effect, then all amounts in respect to which a valid election has never been made shall be invested in a money market fund, or as otherwise directed by the Trustees.

 5.05 FUNDS FOR INVESTMENT. The Trustees shall determine, from time to time, the Investment Funds available to Participants, except that there shall be established under this Plan an Investment Fund holding exclusively shares of the common stock of Aon Corporation, except as provided under subsection (a) of this Section 5.05, to be called the Aon Stock Fund. The trustee of the Aon Stock Fund shall be the Institutional Trustee.

       (a) A portion of the Aon Stock Fund may also be invested in short-term United States Government obligations, other short-term obligations guaranteed by the United States Government, commercial paper, or money market funds for qualified employee benefit trusts while awaiting investment in Employer stock, or to provide sufficient liquidity to satisfy Participants' request for withdrawals and distributions.

       (b) The following provisions shall apply with respect to voting shares of Aon common stock:

          (i) Each Participant (or Beneficiary) shall have the right to direct the Institutional Trustee as to the manner in which shares of Aon common stock allocated to his accounts are to be voted on each matter brought before an annual or special stockholders' meeting of Aon.

          (ii) Before each such meeting of stockholders, the Institutional Trustee, or Aon, upon written notice to the Institutional Trustee, shall cause to be furnished to each Participant (or Beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential direction as to how the shares of Aon common stock allocated to such Participant's accounts are to be voted by the Institutional Trustee.

          (iii) Upon timely receipt of such directions, the Institutional Trustee shall vote the shares (including fractional shares) of Aon common stock allocated to such Participant's accounts on each matter as directed by the Participant. Each Participant (or Beneficiary) who timely directs voting of Aon common stock shall also direct the vote of a portion of the shares of Aon common stock for which signed voting directions are not timely received. Each such Participant (or Beneficiary) shall be entitled to direct the voting of that number of the undirected shares resulting from multiplying the total number of undirected shares by a fraction, the numerator of which is the total number of

                                                                   Exhibit 10(f)
                                                                   Page 42 of 92

                shares allocated to that Participant's accounts and the denominator of which is the total number of shares of all Participants who timely direct the voting of Aon common stock.

          (iv) The Participants' individual instructions are to be given to the Institutional Trustee, or to any other person who is not the Company, a subsidiary, or an employee, officer, or director thereof and such person shall not divulge the Participant's directions to any person. Instructions so received shall be held in strict confidence and shall not be divulged or released to any person except as may be required to vote at the shareholders' meeting, or as required by federal or state laws not preempted by ERISA.

          (v) Each Participant (or Beneficiary) may direct the Institutional Trustee as to how to respond to a tender or exchange offer with respect to shares of Aon common stock allocated to his accounts. The Institutional Trustee or Aon, upon written notice to the Institutional Trustee, shall use its best efforts to timely distribute or cause to be distributed to each Participant (or Beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender or exchange offer. Upon timely receipt of written instructions as to the tendering or exchanging of Aon common stock, the Institutional Trustee shall act as instructed with respect to shares of Aon common stock allocated to such Participant's (or Beneficiary's) accounts. If the Institutional Trustee does not receive timely written instructions from a Participant (or Beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Institutional Trustee shall not tender or exchange any shares of Aon common stock with respect to which such Participant )or Beneficiary) has the right of direction. The participants' individual instructions shall be given to the Institutional Trustee or to any other person who is not the Company, a subsidiary, or an employee, officer or director thereof and such person shall not divulge any Participant's directions to any person, except as required by federal or state law not preempted by ERISA.

          (vi) Each Participant (or Beneficiary) shall be considered a "named fiduciary" under section 402(a)(2) of ERISA with respect to all voting directions.

       (c) The Institutional Trustee shall be responsible for monitoring and safeguarding the confidentiality of information relating to the purchase, sale, and holding and exercise of voting and similar rights of Participants.

 5.06 INVESTMENT OF THE SEPARATE FUNDS. Except with respect to the Aon Stock Fund, the Trustees shall have full power and authority to receive, collect, receipt for,

                                                                   Exhibit 10(f)
                                                                   Page 43 of 92

       hold, manage, and care for all amounts held, paid and contributed to each of the separate funds described in Section 5.02, and the proceeds thereof and the income and profits therefrom, as a single fund, and to invest and reinvest the same as provided in Section 5.02, provided that all investments shall comply with the requirements of Section 404 of ERISA. Also except with respect to the Aon Stock Fund the Trustees are further authorized and empowered to sell, exchange, convert, or transfer any property of the Trust; to sell covered stock options; to retain uninvested for such time as the Trustee deems for the best interest of the Trust any cash held in any separate fund; to exercise or dispose of all rights accruing to the holders of any securities; to join in, by deposit, pledge, or otherwise, any plan of reorganization or other means of protecting and dealing with securities; and to compromise, adjust, and settle, all claims of or against said Trust at such amounts and upon such terms as the Trustee deems advisable.

       Powers of the Institutional Trustee are as set forth in the agreement between the Company and the Institutional Trustee.

 5.07 INVESTMENTS NOT ALLOCATED TO SEPARATE ACCOUNTS. All right, title, and interest in and to the assets and investments held in each separate fund shall be vested in, and reside exclusively in, the Trustee or the Institutional Trustee, as applicable, and no Participant shall have any right, title, or interest in or to the assets or investments of any fund except to have the same held, invested, and applied in accordance with the provisions of this agreement. The maintenance of separate accounts for each Participant, as heretofore provided, shall not require the allocation of or segregation of assets to each such account, but the creation of such accounts is primarily for accounting purposes and designed to reflect the dollar interest of each such account in the separate funds.

                                                                   Exhibit 10(f)
                                                                   Page 44 of 92

                   SECTION 6 - PROVISIONS RELATING TO TRUSTEE


 6.01 APPOINTMENT OF TRUSTEES AND INSTITUTIONAL TRUSTEE. There shall at all times be one or more individual Trustees and an Institutional Trustee acting hereunder. Such individual Trustees and the Institutional Trustee shall be appointed by the Board. The Board shall have the right at any time, and from time to time, to remove any individual Trustee or the Institutional Trustee. Each individual Trustee and the Institutional Trustee shall serve until 60 days after the earlier of (a) the day notice of resignation is given to the Board (or its representative); or (b) the day notice of removal by the Board (or its representative) is given to the Trustee or Institutional Trustee. By mutual agreement, the 60-day notice may be waived. In the event of the death, resignation, or removal of an individual Trustee or the Institutional Trustee acting hereunder, the Board shall appoint a successor to fill the vacancy, and such successor, upon accepting appointment by an instrument in writing delivered to the Board (or its representative) shall, without further action, become vested with all the estate, rights, powers, discretions and duties of the predecessor.

 6.02 FEES AND EXPENSES OF TRUSTEE. The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon by Aon and the Trustee except that no person so serving shall be entitled to receive compensation where he receives fulltime pay from the Companies. The Trustee, in addition, shall be reimbursed for any reasonable expenses, including reasonable counsel fees and investment manager fees, incurred by it in the administration of the Trust.

 6.03 PAYMENT OF COSTS, FEES AND EXPENSES. Expenses arising from the administration, management and operation of the Plan and the funds described in Section 5.02, including compensation payable to the Trustee or Institutional Trustee, shall be payable from the fund to which such expenses relate or to which such expenses or a portion thereof are fairly allocable. In construing the foregoing, the following shall be understood: (1) expenses incurred in connection with transactions involving the purchase or sale of investments shall be added to the cost of such investment or deducted from the sale price thereof as the case may be; and (2) nothing contained herein shall preclude the Companies, by agreement or otherwise, from paying expenses not attributable to them hereunder.

 6.04 UNCERTAIN DISTRIBUTION. In the event any question or dispute shall arise as to the proper person or persons to whom any payment shall be made, the Trustee may withhold such payment until a determination of such question or dispute shall have been made, or the Trustee shall have been adequately indemnified against loss to its satisfaction.

 6.05 LIABILITY. No Trustee shall ever be liable for any act or default by any predecessor Trustee, nor shall any successor Trustee or Trustees acting hereunder be under any duty to examine into or take any action with reference to the accounts of any

                                                                   Exhibit 10(f)
                                                                   Page 45 of 92

       prior Trustee heretofore acting hereunder. All contributions and other monies received by the Trustee shall be held for the exclusive benefit of the Participants and their Beneficiaries and for the payment of such administrative expenses as may be provided for hereunder. The Trustee shall be accountable for all such contributions and other monies, but shall have no duty to determine that the amounts of the contributions comply with the provisions of the Plan.

 6.06 LEGAL ACTION. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless it shall have been indemnified to its satisfaction for any fees, costs, and expenses to be incurred in connection therewith.

 6.07 MANNER OF ACTING. The duties of the Institutional Trustee shall be as set forth in Section 6.08. In all other matters, all decisions by the Trustees pertaining to the management of the Trust and their duties and powers, shall be made by the decision of the majority of the Trustees, and the action of the majority of the Trustees shall be binding upon all of the Trustees and have the same effect as an action, or decision, of all the Trustees.

 6.08 DUTIES OF INSTITUTIONAL TRUSTEE. The Institutional Trustee of the Aon Stock Fund shall be responsible for performing one or more of the duties and powers prescribed to the Institutional Trustee under this agreement solely with respect to the Aon Stock Fund, and under any other agreement between the Company and the Institutional Trustee. Such other agreement shall be in writing and shall be signed by and on behalf of the Company and the Institutional Trustee. In the event of a conflict between this agreement and such other agreement, the term of such other agreement shall control.

       The Trustees shall be responsible for performing the duties and powers prescribed to the Trustees under this Section 6, with respect to all other assets of the Trust.

 6.09 LIMITATION ON LIABILITY. To the extent permitted by law, each person serving as a Trustee without compensation shall be relieved and released from all personal liability by reason of any act or failure to act on his part, except to the extent such act or failure to act was a result of fraud or gross negligence.

 6.10 INDEMNITY. Each person serving as a Trustee without compensation (and their respective assigns, heirs, executors and administrators) shall be entitled to be indemnified by Aon against all costs and expenses reasonably incurred by or imposed upon him in connection with or resulting from any action, suit or proceeding or threat thereof, to which he may be made a party by reason of his serving as a Trustee, except in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding to have committed a fraudulent act or omission. The foregoing right to indemnity shall include reimbursement of the costs and expenses paid in

                                                                   Exhibit 10(f)
                                                                   Page 46 of 92

       settling any such action, suit or proceeding or threat thereof when it appears to Aon that the Trustee did not commit a fraudulent act or omission.

 6.11 DISBURSEMENTS. The Trustee shall make such disbursements or payments from the Investment Funds as described in Section 5.02 as may be directed by the Committee. Any such directions shall be in writing and signed by a member of the Committee or the Secretary of the Committee. The Trustee shall have no duty or obligation to inquire into the propriety of any payment directed by the Committee but may conclusively presume that the payment is authorized by the terms of the Plan; however, this Section shall in no event be construed as granting the Committee any authority to manage, control, or invest the assets of the Trust but is intended solely to facilitate the administration of the Plan by the Committee.

 6.12 REPORTS. The Trustee shall maintain accurate and detailed records and accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by any person or persons designated by Aon or the Committee. Within sixty
       (60) days following the close of each Plan Year (or following the close of such other periods as may be agreed upon by the Trustee and Aon) the Trustee shall file with Aon a written account setting forth a description of all securities and other property purchased and sold, all receipts, disbursements and other transactions affected by it during such period, and listing the securities and other property held by it at the end of such period, at their cost and fair market values. Aon may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustees within eight (8) months from the date upon which the accounting was delivered to Aon. Upon receipt of a written approval of the accounting, or upon the passage of said period of time within which objections may be filed, without written objections having been delivered to the Trustee, such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting as if such accounting had been settled and allowed by a decree of a court of competent jurisdiction in any action or proceeding in which the Trustee, Aon, and all persons having or claiming to have any interest in the Trust Fund or under the Plan, were parties. The Trustee, nevertheless, shall have the right to have its accounts settled by judicial proceedings if it so elects, in which event only the Trustee and Aon shall be necessary parties. Nothing contained in this paragraph shall relieve the Trustee from any responsibility or duty under ERISA and any subsequent amendment thereto.

 6.13 ADDITIONAL POWERS OF TRUSTEE. The Trustee shall have exclusive authority and discretion to manage and control all of the assets of the Plan except for the assets of the Aon Stock Fund. Pursuant thereto, and in addition to the other powers granted by this Agreement, the Trustee shall be authorized and empowered, except with respect to the Aon Stock Fund:

                                                                   Exhibit 10(f)
                                                                   Page 47 of 92

 (a) To sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by private contract or at public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition;

       (b) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

       (c) To register any investment held for an Investment Fund in its own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

       (d) To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it;

       (e) To employ suitable agents and persons to render it services and advice in connection with its responsibilities and to pay their reasonable expenses and compensation;

       (f) To settle, compromise, or submit to arbitration, any claims, debts, or damages, due or owing to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings;

       (g) To enter into any covenants or agreements binding the Trust with regard to any securities or other property held by it as Trustee; and

       (h) To borrow or raise monies for the purposes of the Trust and for any such so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the assets of the Trust, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of the money loaned or to inquire into the validity, expediency, or propriety of any such borrowing.


 6.14 INVESTMENT MANAGER. The Trustees or the Company may delegate the investment powers granted to the Trustee by this Plan to an investment manager provided such investment manager meets all the requirements set forth in Section 3(38) of ERISA. In the event of the delegation of their investment powers as above provided, the Trustees shall have no duty or obligation to supervise or control in any way the investments made and shall in no way be liable or responsible on account

                                                                   Exhibit 10(f)
                                                                   Page 48 of 92

       of any investments made or retained by the investment manager, whether or not such investments are authorized by this Plan, or for any acts or omissions of the investment manager. Such delegation may apply to any part or all of the Investment Funds.

                                                                  Exhibit 10(f)
                                                                  Page 49 of 92

                    SECTION 7 - ADMINISTRATION OF THE PLAN


 7.01 COMMITTEE. The Board shall appoint a Committee consisting of not less than three (3) nor more than seven (7) members. Any person appointed a member of the Committee shall signify his acceptance by filing written acceptance with the Board. The members of the Committee shall serve without compensation for their services. The term of the members of the Committee shall commence with the date of their appointment and continue at the convenience of the Board. Any member of the Committee may resign by delivering his written resignation to the Board, and such resignation shall become effective at delivery or at any later date specified therein.

 7.02 DUTIES OF COMMITTEE. The Committee shall have those duties prescribed to it elsewhere in this Agreement, and shall be responsible for the general administration of the Plan except where duties in connection with such general administration have been prescribed to others under this Agreement. The Committee shall not incur expenses on behalf of the Plan or Trust except with the consent of Aon.

 7.03 CHAIRMAN AND SECRETARY. The members of the Committee shall elect a chairman from their number, and a secretary who may be but need not be one of the members of the Committee.

 7.04 MEETINGS AND QUORUM. The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of the members of the Committee present at the meeting. Actions may be taken by the Committee without a meeting where such actions are consented to in writing by the entire Committee.

 7.05 ALLOCATION OF DUTIES. The Committee, by its action, may allocate its fiduciary responsibilities among its members, and may designate persons other than its members to carry out its fiduciary responsibilities. The Committee, individual members of the Committee allocated specific fiduciary responsibilities, and persons other than members of the Committee designated to carry out specific fiduciary responsibilities, may employ one or more persons to render advice with respect to their responsibilities. If the Committee has allocated a specific fiduciary responsibility among its members, or has designated persons other than its members to carry out a specific fiduciary responsibility, it shall do the following things: (1) it shall make as a condition of such allocation or designation the fact that the Committee may terminate the allocation or designation at will; and (2) it shall report such allocation or designation to the Executive Committee of Aon

                                                                  Exhibit 10(f)
                                                                  Page 50 of 92

       who by its action, or by action of the Board, may order that such allocation or designation be terminated in which case it shall be done as soon as practicable.

 7.06 Aon. Aon shall have the responsibility for hiring personnel in connection with the administration of the Plan (who shall be employees of Aon), and persons to perform services in connection with the administration of the Plan on an ad hoc basis, as may be required to carry out the provisions of the Plan. In accordance with the exercise of such responsibility, Aon may employ a manager for the Plan, clerical help, accountants, investment consultants, management consultants, public relations consultants, attorneys (who may be counsel for Aon) and other individuals as may be necessary.

 7.07 RULES AND INTERPRETATION. The Committee may, from time to time, establish rules and procedures for administration of the Plan not inconsistent with the Plan's provisions, and administer the Plan in accordance with such provisions and such rules and procedures. The Committee shall have the exclusive right and discretionary authority to construe the terms and provisions of the Plan, including without limitation, the power to construe or interpret disputed, ambiguous or uncertain terms, and such other powers as may be necessary to carry out the provisions of the Plan. The Committee shall also have the discretionary authority to determine all questions relating to the eligibility of Employees to participate in the benefits of the Plan and the amount of such benefits, and resolve all questions pertaining to the administration, interpretation and application of the Plan provisions. Actions taken in good faith by the Company, the Committee or an Employer shall be conclusive and binding on all interested parties as to all questions of interpretation and application under this Plan and as to all other matters arising out of the administration thereof, and shall be given the maximum possible deference allowed by the law.

 7.08 LIMITATIONS ON LIABILITY. To the extent permitted by law, each member of the Committee, and each employee of the Company who is involved in the administration of the Plan, shall be relieved and released from all personal liability by reasons of any act or failure to act on his part with respect to the administration of the Plan, except to the extent such act or failure to act was a result of fraud or gross negligence.

 7.09 INDEMNITY. Each person named in Section 7.08 (and his respective assigns, heirs, executors and administrators) shall be entitled to be indemnified by Aon against all costs and expenses reasonably incurred by or imposed upon him in connection with or resulting from any action, suit or proceeding or threat thereof, to which he may be made a party by reason of his being involved in the administration of the Plan, except in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding to have committed a fraudulent act or omission. The foregoing right to indemnity shall include reimbursement of the costs and expenses paid in

                                                                  Exhibit 10(f)
                                                                  Page 51 of 92

       settling any such action, suit or proceeding or threat thereof when it appears to Aon that the person did not commit a fraudulent act or omission.

 7.10 IDENTITY. The Committee shall have authority to determine the identity of the distributees, and in so doing, to act upon such information as, on reasonable inquiry, it may deem reliable with respect to heirship, relationship, survivorship, or any other fact relative to the distributees; the Committee may rely upon any affidavit, certificate, letter, or other paper or document reasonably believed by it to be genuine, and upon any evidence reasonably believed by it to be sufficient; and shall be protected and saved harmless in all payments required to be made hereunder, if made in good faith and without actual notice or knowledge of the changed condition or status of any person receiving payments upon a condition.

                                                                  Exhibit 10(f)
                                                                  Page 52 of 92

            SECTION 8 - DISPOSITION OF THE SEPARATE TRUST ACCOUNTS


 8.01 PARTICIPANT STILL EMPLOYED BY COMPANY AFTER RETIREMENT DATE. A Participant shall have a 100% vested interest in his Company Contribution Account when he attains his Normal Retirement Date. If he continues in active employment, no distribution shall be made to such Participant (except pursuant to Section 8.07) until he retires or is retired from active employment and the Committee is so advised, and he shall continue to participate in this Trust.

 8.02 DISPOSITION AT OR AFTER RETIREMENT DATE OR IN CASE OF PHYSICAL OR MENTAL DISABILITY. In the event that at or after his Normal Retirement Date a Participant shall resign or be released from employment from the Companies, or in the event that the employment of any Participant shall, at any time, either before or after Normal Retirement Date, be terminated because of permanent physical or mental disability, then the Committee shall direct the Trustee to distribute the Participant's entire individual accounts to such Participant, without regard to the provisions for vesting as set forth in Section 9, in one or more of the ways described in Section 8.10. Permanent physical or mental disability means a physical or mental disability or illness which, in the opinion of a physician approved by the Committee, renders the Participant permanently incapable of performing the duties he was performing for the Companies when such disability began.

 8.03 DISPOSITION UPON THE DEATH OF A PARTICIPANT. The Committee, upon the death of a Participant, whether before or after retirement, shall direct the Trustee to distribute the Participant's individual accounts, without regard to the provisions for vesting as set forth in Section 9, to such Participant's Beneficiary in one or more of the ways described in Section
       8.10. If the Participant has not named a Beneficiary, or if no Beneficiary is living at the death of the Participant, such accounts shall be paid over in one sum to the executor or administrator of the estate of such deceased Participant; provided, that if in such situations the Participant's spouse survives him then such surviving spouse shall be the Beneficiary. In the event the Beneficiary dies subsequent to the death of the Participant but prior to the distribution of the entire accounts to the Beneficiary, the balance of the accounts shall forthwith be paid over and delivered to the executor or administrator of the estate of the deceased Beneficiary.

 8.04 DISPOSITION UPON TERMINATION OF EMPLOYMENT BEFORE REACHING RETIREMENT DATE. If a Participant shall withdraw from the employ of the Companies prior to attaining his Normal Retirement Date, whether because of resignation or discharge, or any reason other than permanent disability, provision for which is made in Section 8.02, the Committee shall direct the Trustee to pay to such Participant his vested interest in his individual accounts, as provided in Section 9, in one or more of the ways described in Section 8.10. If prior to incurring a 1-Year Break in Service such terminated Participant shall file with the Committee

                                                                  Exhibit 10(f)
                                                                  Page 53 of 92

       an application for the payment of benefits which has been approved by the Committee and distributions pursuant thereto have commenced, and if prior to incurring such 1-Year Break in Service he shall be reemployed by one of the companies, he shall not share in the Companies' contribution or forfeitures for the Plan Year in which the withdrawal occurred (this assumes he reentered employment in the same year as the withdrawal occurred) and he shall not be entitled to make contributions, or to have contributions made on his behalf, under Section 3.03, 3.04 or 3.05 in respect to his Compensation for the 12 month period following the month in which his application is filed or following the month of termination of his employment, whichever shall occur later and, accordingly, shall not share in Companies' contributions and forfeitures on the basis of the contribution which would otherwise have been made on his behalf under
       Section 3.03 during this period.

 8.05 TERMINATION OF THE TRUST AND DISPOSITION UPON SUCH TERMINATION. Unless otherwise terminated as hereinafter provided in Paragraphs (a), (b), (c), or (d), of this Section 8.05, this Trust and Plan shall continue in perpetuity or for such time as may be necessary to accomplish the purpose for which it is created. This Trust and Plan shall terminate in respect to a Company upon the happening of any of the following events, but shall continue as a liquidation trust until final distribution of all assets.

       (a) Election by Aon. Aon, by appropriate resolutions by its Board, may elect to terminate this Trust and Plan as to any Company or all Companies.

       (b) Bankruptcy. In the event a Company at any time shall be adjudicated bankrupt or insolvent.

       (c) Dissolution. In the event a Company at any time shall be legally dissolved.

       (d) Merger or Consolidation. In the event of the merger or consolidation of a Company in and with another corporation or an association and such other corporation or association shall not agree to continue this Trust, with proper agreement with the Trustee and Committee; provided, however, in the event of dissolution, merger or consolidation of a Company, provision may be made by the successor or successors, whether it be an individual, firm, or corporation, for continuing this Trust and Plan, and such successor or successors shall be substituted for its predecessor hereunder, in which event the Trust and Plan shall continue in full force and effect in respect to such successor.

       If this Trust and Plan shall be terminated upon the happening of any of the events specified in Paragraphs (a), (b), (c), or (d) of this Section 8.05, and in accordance with Section 401(k)(10(A)(i) of the IRC, the Committee shall direct the Trustee to distribute the value of the affected Participants' entire accounts to such Participants in the manner provided in Section 8.10. Upon the completion of all payments to everyone entitled thereto, this Trust and Plan shall finally cease

                                                                  Exhibit 10(f)
                                                                  Page 54 of 92

       and terminate in respect to the Company and Participants affected thereby. Upon the termination of the Trust and Plan in respect to any Company, any unallocated contributions, forfeitures, or earnings and valuation adjustments shall be allocated to the accounts of the affected Participants in a fair and equitable manner as determined by the Committee. In the event of any action by or in respect to any Company resulting in the termination of the Trust and Plan pursuant to this
       Section 8.05, this Trust and Plan shall only terminate in respect to such Company but not in respect to any other Companies which have adopted the Plan, it being understood that the Trust and Plan shall continue in full force and effect as to any such other Companies.

 8.06 PAYMENT TO MINORS, ETC. In case any payment hereunder becomes payable to a minor, person under legal disability, or person who by reason of physical or mental disability, although not adjudicated incompetent, is in the opinion of the Committee unable to administer properly such payment, then the same may be paid out by the Trustee for the benefit of such person in any of the following ways as the Committee, in its sole and uncontrolled discretion, shall determine:

       (a)  directly to such person; or

       (b) to the legally appointed guardian or conservator of such person; or

       (c) to some near relative of such person for the support, maintenance, and education of such person;

       (d) by the Trustee using such amounts directly for the benefit of such person.

       The payment and acceptance of any money or property in settlement of a participation under this Section 8.06 shall constitute a complete acquittance and discharge of all liability of the Trustee with respect to such participation.

 8.07 HARDSHIP WITHDRAWALS. Hardship withdrawals may be made from the accounts of a Participant under the circumstances and subject to the limitations set forth in this Section.

       (a) A Condition of Hardship. For the purposes of this Section, a hardship shall mean financial needs of a Participant which are immediate and heavy and which cannot be satisfied by the Participant from other reasonably available resources. For example, an immediate and heavy financial need shall be deemed to exist if funds are needed for one of the following reasons: Expenses incurred or necessary for medical care (as defined in Section 213(d) of the IRC) of the participant, the participant's spouse, children, or dependents (as defined in Section 152 of the IRC); costs directly related to the purchase (excluding mortgage payments) of a principal residence for the participant; payment of tuition and related educational fees for the next 12 months of post-secondary eduction for the participant, the participant's

                                                                  Exhibit 10(f)
                                                                  Page 55 of 92

          spouse, children, or dependents; the need to prevent the eviction of the participant from or a foreclosure on the mortgage of, the participant's principal residence; or the need to meet funeral expenses of a family member.

       (b) Request for Payment. In case of a condition of hardship, a Participant may request in writing to the Committee payment from his Participant's Pay Deferral Accounts (other than contributions to his Basic Pay Deferral Account for the current Plan Year) and Voluntary Contribution Account, plus an amount equal to 50% of the vested portion of the balance in his Company Contribution Account, of such amount as is necessary to meet the immediate and heavy financial need created by the hardship and not reasonably available from other resources. Such request shall be in writing and shall set forth all the applicable facts.

       (c) Objective Standards. Subject to the approval of the Committee, there shall be paid to such Participant such portion, or all, of his request for payment hereunder as the Committee determines is necessary to alleviate such hardship. Consent to the withdrawal shall be given by the Committee if the Committee finds an immediate and heavy financial need and that the distribution is necessary in light of the standards set forth in the regulations and rulings of the Secretary of the Treasury or his delegate.

       (d) Order of Payment.   Payments to a Participant under this section
           shall be charged to his accounts in the following order:
           Participant's Voluntary Contribution Account (in the order described under Section 3.05), Participant's Supplemental Pay Deferral Account, Participant's Basic Pay Deferral Account (other than contributions to that account for the current Plan Year), Company Contribution Account.

       (e) Limitation on Withdrawals.

           (i) In no event shall the total of the amounts paid to a Participant under this Section exceed the balance in his Participant's Accounts (less his contributions to his Basic Pay Deferral Account during the current Plan Year) plus fifty percent (50%) of the vested portion of his "Adjusted Company Contribution Account" less the prior withdrawals referred to in the following sentence. For the purpose of the preceding sentence, a Participant's "Adjusted Company Contribution Account" shall be deemed to be the balance in his Company Contribution Account plus all prior withdrawals from such account plus all prior withdrawals from such accounts under the merged plans (as described in Section 4.08).

           (ii) For Plan Years beginning on or after January 1, 1989, a distribution for financial hardship shall not be made of either earnings subsequent

                                                                  Exhibit 10(f)
                                                                  Page 56 of 92

                to December 31, 1988, on Pay Deferral Amounts or, to the extent required under regulations of the IRC, any matching or nonelective Company contributions treated as Pay Deferral Amounts under Section 3.09(e).

       (f) Withdrawals After Termination of Employment. A withdrawal under this Section shall not be treated as a withdrawal under Section 8.04.

 8.08 NET EARNINGS AND VALUATION ADJUSTMENT. Net earnings and valuation adjustments shall be made to the accounts of each Participant as set forth herein or under such separate agreement between the Company and the Institutional Trustee. As of the last day of each calendar month, the Committee shall ascertain the net Gain or net Loss of each of the funds described in Section 5. Gain shall include profits actually realized and received and income earned plus any net increase in the fair market value of all of the assets of the fund since the date of their last valuation. Losses shall include expenses and losses actually incurred and paid plus any net decrease in the fair market value of all of the assets of the fund since the date of their last valuation. The net Gain or net Loss of each Fund for the period shall then be allocated to or charged against the account or accounts of each Participant representing his interest in the fund in the proportion which the balance in his account or accounts (reduced by any amounts paid to him during the year) shall bear to the total of the balances in the accounts of all Participants representing an interest in the fund (reduced by any amounts paid to all of them during the year). The allocation provided for in the preceding sentence shall be made before the allocation of the contributions of the Company, the Subsidiaries and the Participants for the period and before the allocations of any forfeitures for the period.

 8.09 METHOD OF VALUING ASSETS. Valuation adjustments under Section 8.08 shall be based on the fair market value of the assets held by the Trustees and the Trustees shall adopt accepted valuation and accounting methods in determining fair market value.

 8.10 GENERAL PROVISIONS REGARDING PAYMENT OF BENEFITS. If the person entitled to receive benefits pursuant to this Section 8 is a terminated or retired Participant or Beneficiary of a deceased Participant, the following shall apply:

       (a) He shall receive benefits in a lump sum or in equal periodic installments which at his discretion may be increased or accelerated or otherwise adjusted. Payment shall be made in a lump sum if the initial amount thereof is $5,000 or less; provided, that no distribution shall be made without the consent of the Participant if the amount thereof exceeds $3,500. If a distribution is one to which Sections 401(a)(11) and 417 of the IRC do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                                                                  Exhibit 10(f)
                                                                  Page 57 of 92

           (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

           (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

       (b) If he is a terminated or retired Participant, payment of benefits to him shall commence not later than the 60th day after the later of the close of the Plan Year in which his employment terminated or he attains his Normal Retirement Date; or if he is a Beneficiary of a deceased Participant, payment of benefits to him shall commence not later than the 60th day after the Plan Year in which the Participant of whom he is Beneficiary dies. Notwithstanding the preceding sentence, if he is a terminated or retired Participant, he shall have the right to have his benefits commence at a date later than described herein, but not beyond April 1st of the calendar year following the calendar year in which he attains age 70 1/2.

       (c) The Participant shall decide the method or methods to be used for paying him benefits, and, subject to what is stated in (b) above, when payment of benefits to him shall commence. He shall be given the opportunity to inform the Committee what his preferences are regarding the method or methods to be used for paying him benefits, and when payment of benefits to him shall commence.

       (d) If he is to receive payment of benefits in the form of periodic installments, such payments shall be made not less frequently than annually and shall be over a period of up to ten years but not to exceed the Participant's life expectancy or, if applicable, the combined life expectancy of the Participant and his Designated Beneficiary.

       (e) If he is a terminated Participant as described in Section 8.04, payment of benefits to him shall not commence until he has a 1-Year Break in Service except that the Committee shall commence payment to him sooner, as soon as administratively convenient, if he so requests.

       (f) Where distribution of the Participant's interest has begun under
           Section 8.10(b) and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used under Section 8.10(b) as of the date of his death.

       (g) If a Participant dies before the distribution of his interest has begun under Section 8.10(b) the entire interest of the Participant will be distributed within five years after his death except as described below:

                                                                  Exhibit 10(f)
                                                                  Page 58 of 92

           (i) If any portion of the Participant's interest is payable to (or for the benefit of) a Designated Beneficiary such portion will be distributed over the life of such Designated Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), and such distributions begin not later than one year after the date of the Participant's death (or such later date as the Secretary of the Treasury may prescribe), then for purposes of this Subsection such portion shall be treated as distributed on the date when such distributions began.

           (ii) If such Designated Beneficiary is the surviving spouse of the Participant, distributions need not begin until the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to her begin,
                 Section 8.10(g) shall be applied as if the surviving spouse were the Participant. Any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under IRC regulations).

       (h) The term "Designated Beneficiary" means any individual designated as a Beneficiary by the Participant.

       (i) Notwithstanding the provisions of Subsection (b) hereof, distribution to a Participant who has terminated his service, or who is a 5% owner (as defined in Section 16.02(b)) at any time during the 5-Plan-Year period ending in the calendar year in which he attains age 70-1/2 shall commence not later than the 1st day of April of the calendar year following the calendar year in which he attains age 70-1/2. If a Participant who has not terminated his service subsequently becomes a 5% owner after the calendar year in which he attains age 70-1/2, then distribution shall commence by April 1st of the calendar year following the Plan Year during which he became a 5% owner. Effective January 1, 1989, distribution to a Participant shall commence by April 1st of the calendar year following the calendar year in which he attains age 70 1/2, without regard to whether he has terminated his service; provided, that this rule shall not apply to a Participant age 70-1/2 or over on January 1, 1988 unless he has been a 5% owner at any time during the Plan Year ending during the calendar year when he attained age 66-1/2 or any subsequent Plan Year, nor shall it apply to any benefits with respect to which a designation is in effect as described in Section 8.10(j).

       (j) The foregoing provisions of this Section 8.10, other than the right of a Participant to elect his own optional forms of benefit as may be applicable, shall not apply to distributions under a plan of distribution designated by a Participant in writing prior to January 1, 1984, which was permissible under the provisions of this Plan as in effect prior to the 1984 Restatement of the Plan.

                                                                   Exhibit 10(f)
                                                                   Page 59 of 92

     (k) If the Beneficiary of the Participant is not his spouse the form of distribution must be one whereunder the present value of the retirement benefit payments projected to be made to the Participant, while living, is more than 50 percent of the present value of the total payments projected to be made to the Participant and the Participant's Beneficiary; provided, that this requirement shall be interpreted so as to comply with the incidental benefit rule of the IRC and the rules and regulations thereunder.

     (l) In lieu of making payments directly from a terminated, deceased, or retired Participant's separate accounts, the Committee may, in their sole discretion, invest all or a portion of such Participant's separate accounts in one or more annuity contracts and assign such contract or contracts to such Participant or his Beneficiary or cause payments to be made pursuant to the terms of such contract or contracts to such Participant or his Beneficiary in such manner as the Committee deem advisable. Before assigning any contract to a terminated or retired Participant or Beneficiary, the Committee shall cause such contract to be made non-assignable by the assignee. Any contract shall be issued on a unisex basis and all the terms and conditions under any such contract, including benefits, premiums, options, loan values and cash surrender values, shall be the same for both male and female.

     (m) Distribution to a Participant (or his Beneficiary) whose vested interest in his Accounts has a fair market value of $3,500 or less based on the Plan's last valuation shall be made as soon as administratively convenient.

     (n) Except as provided in regulations, the provisions of IRC Section 401(a)(9) are hereby incorporated by reference to the extent not set forth in this Section.

8.11 ELIGIBLE ROLLOVER DISTRIBUTIONS. Effective with respect to distributions made on or after January 1, 1993, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover. For purposes of this Section 8.11:

     (a) An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the IRC; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                                                   Exhibit 10(f)
                                                                   Page 60 of 92

     (b) An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the IRC, an individual retirement annuity described in Section 408(b) of the IRC, an annuity plan described in Section 403(a) of the IRC, or a qualified trust described in Section 401(a) of the IRC, that accepts the distributee's Eligible Rollover Distribution. In the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (c) A "Distributee" is an employee or former employee, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the IRC.

     (d) A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                                                   Exhibit 10(F)
                                                                   page 61 of 92

               SECTION 9--PARTICIPANT'S NONFORFEITABLE INTEREST


 9.01 GENERAL RULE. A Participant's nonforfeitable (vested) interest prior to his Normal Retirement Date shall be an amount equal to the balance of his Participant's Voluntary Contribution Account, plus the balance of his Participant's Basic and Supplemental Pay Deferral Accounts, plus the percentage of the balance of his Company Contribution Account applicable to his number of Years of Participation as follows:

          Completed Years of Participation  Nonforfeitable Interest
          --------------------------------  -----------------------

                 Less than 1 year                       None
                 1 Year                                  20%
                 2 Years                                 40%
                 3 Years                                 60%
                 4 Years                                 80%
                 5 Years                                100%

       For the purpose of computing the balance of the Company Contribution Account of a Participant with less than a 100% vested interest, any amounts previously paid out pursuant to Section 8.07 shall be credited back to such Account and then charged against such Participant. Upon the termination, or a partial termination, of this Plan, except as provided in Section 11, or upon complete discontinuance of contributions thereto by any Company, each affected Participant's interest in his separate accounts shall become one hundred percent (100%) nonforfeitable.

 9.02 SPECIAL RULES. In applying the provisions of Section 9.01, Years of Participation shall refer to the total years of Service of an Employee with the following exceptions and modifications:

       (a) Subject to the provisions of (c) of this Section, an Employee's Service shall be deemed to commence on the January first following the date his actual employment commenced, except that if a prior Participant is reemployed and again becomes a Participant in the year of his reemployment pursuant to Section 2.02 his Service shall be deemed to have commenced on January first of the year of his reemployment.

       (b) If an Employee's employment is terminated during any calendar year, he shall receive no credit for any Service during such calendar year (unless the rule set forth in Section 1.23(c) applies).

       (c) In the case of an Employee who has five 1-Year Breaks in Service, Service, after such Break in Service, shall not be taken into account for the purpose of determining his nonforfeitable interest in his Company Contribution Account before such Break in Service. As provided at Sections 2.02 and 4.01,

                                                                   Exhibit 10(F)
                                                                   page 62 of 92

           any nonforfeitable vested interest of a Participant in the balance of his Company Contribution Account at the time of such Breaks in Service shall be separately accounted for thereafter as one hundred percent (100%) nonforfeitable.

       (d) In the case of a Participant who becomes an independent field sales representative for the Companies (and thereby ceases to be an Employee) any period of time that he is acting in such capacity and during which his accounts are not distributed to him (except for hardship distribution under Section 8.07) shall be deemed to be Service.

       (e) Any period of time taken into account under the Combined Profit Sharing Plan, the Ryan Insurance Group, Inc. Profit Sharing Plan, or the Union Fidelity Life Insurance Company Profit-Sharing Plan as of the date of merger of the first two of those plans into this Plan shall be taken into account under this Plan, and a similar rule shall apply as to the Aon Profit Sharing Plan, the Combined Insurance Field Sales Agents' Plan and the Miller, Mason & Dickenson, Inc. Employee Stock Ownership Plan being merged into this Plan as of January 1, 1989.

       (f) If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the vesting schedule in Section 16.05 shall continue to apply in determining the vested interest of any Participant who had at least five years of Service as of December 31 in the last Plan Year of topheaviness. For other Participants, said schedule shall apply only to their Top-Heavy Account as of such December 31.

       (g) A Participant's account shall be one hundred percent (100%) vested and nonforfeitable when he attains age 55 and completes five Years of Participation and such date shall be regarded as his early retirement date.

 9.03 RESTORATION OF FORFEITURES. Forfeitures from a terminated Participant's Company Contribution Account shall be charged to his account upon termination of his employment; provided, that no forfeiture shall be incurred by a Participant reemployed before the next following Anniversary Date if he does not receive a distribution under Section 8.04 by reason of such reemployment and if no administrative inconvenience as to such forfeitable amount would thereby be suffered by the Committee.
       If any terminated Participant who has suffered a forfeiture becomes reemployed before he has incurred five consecutive 1-Year Breaks in Service, upon his earning a year of Service after his rehire his Company Contribution Account shall be reconstituted by crediting thereto an amount equal to the amount forfeited, which amount shall be deducted from forfeitures during the Plan Year in which his Company Contribution Account is reconstituted. To the extent forfeitures for such year are not adequate for such purpose, such amount as may be necessary to reconstitute his Company Contribution Account shall be deducted pro rata from the assets of those funds earning a net Gain

                                                                   Exhibit 10(F)
                                                                   page 63 of 92

       pursuant to the earnings and valuation adjustment under Section 8.08, and if there are no net Gains then such amount shall be deducted from Company contributions for the year. As an alternative to either of the sources set forth in the preceding sentence, at the discretion of the Company such amount may be contributed by the Company as a special contribution and credited to such account. In the event the employment of a rehired Participant whose account has been reconstituted is again terminated before he has acquired a one hundred percent (100%) vested interest, any prior distribution made to him on account of his prior termination of employment shall be taken into consideration in computing his vested interest at the time of his later termination of employment.

 9.04 APPLICATION OF OLD VESTING SCHEDULE. Each Employee who has three or more years of Service on December 31, 1988, and who earns one Hour of Service after such date, shall have his vested interest determined under the provisions of this Plan as in effect on December 31, 1988, or under the terms of any merged plan under Section 4.08 of which he was a Participant, if such determination will result in increasing the percentage of his vested interest.

                                                                   Exhibit 10(f)
                                                                   Page 64 of 92

                        SECTION 10 - SPENDTHRIFT TRUST


10.01 GENERAL. No Participant or Beneficiary shall have any right or power to transfer, assign, anticipate, mortgage, pledge or otherwise encumber his interest in the Trust established by this Agreement, or his rights to receive payments or benefits from the Trust and neither such interest nor rights nor any assets of the Trust shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by any Participant or Beneficiary nor to transferability by operation of law in the event of bankruptcy, insolvency or otherwise; provided, that this limitation shall not apply to a Qualified Domestic Relations Order ("QDRO") under IRC Section 401(a)(13) as amended from time to time.

10.02 QUALIFIED DOMESTIC RELATIONS ORDER. For purposes of this Section, a QDRO shall mean a domestic relations order which relates to alimony, child support or marital property rights and which has been determined by the Company to meet the requirements of IRC Section 414(p) as amended from time to time. The following rules shall apply to the rights and obligations of the spouse of a Participant (the "Non-Participant Spouse") under a QDRO and under a domestic relations order not yet determined to be a QDRO.

      (a) These rules shall apply prior to determination by the Company that the domestic relations order is a QDRO, and shall apply thereafter as applicable:

          (i) As soon as administratively feasible after receipt of a domestic relations order, those funds which could go to the Non-Participant Spouse, if she (or he) is later determined by the Company to be entitled to these, will be put into a separate account. These funds will be invested in the money market fund, except as otherwise may be directed by the Trustees, until the Non-Participant Spouse decides how to invest the funds and the Company is afforded reasonable time to honor the investment decision. The Non-Participant Spouse may be allowed to begin making investment decisions even though the order is eventually determined not to be a QDRO.

          (ii) The Non-Participant Spouse will share in any intervening gains (or losses) enjoyed (or suffered) by the Participant in his accounts between the time the Company is notified of the domestic relations order and the time a transfer of funds to the separate account of the Non-Participant Spouse can be accomplished.

          (iii) An account or account balances may be segregated for the Non-Participant Spouse even though the Participant is not yet eligible to have funds distributed to him. The funds of the Non-Participant

                                                                   Exhibit 10(f)
                                                                   Page 65 of 92

                Spouse may be accounted for separately without the necessity for an escrow.

          (iv) Once the Non-Participant Spouse does reach an investment decision, she (or he) will be entitled to invest her (or his) account balance among the same Investment Funds as are available to the Participant for investment.

          (v) The Non-Participant Spouse may elect a Beneficiary for her (or his) account balances under the QDRO. If a property settlement agreement is involved or some other court decree which is not a final divorce so that the individuals remain married, the Participant shall be treated as the death Beneficiary of the Non-Participant Spouse, just as the Non-Participant Spouse will be for the Participant, unless the QDRO provides otherwise. If the QDRO provides that the Non-Participant Spouse is to be no longer regarded as the Participant's spouse, then the preceding sentence shall not apply.

          (vi) Upon written notification from either the Participant or Non-Participant Spouse that a QDRO is forthcoming, no distribution of benefits or hardship withdrawals will be made to the Participant until a final determination has been made as to the qualified status of any domestic relations order received within the 90-day period following the date the Company sends the Aon QDRO Procedures to the parties. If no domestic relations order is received by the Company within that 90 day period, a distribution or hardship withdrawal may be made to the Participant.

      (b) These rules shall apply once the domestic relations order has been determined to be a QDRO:

          (i) The Non-Participant Spouse may withdraw all of her (or his) account balances at any time, without regard to whether the Participant has attained his (or her) earliest retirement age under the Plan. Any benefits distributed under this rule may be taken out only in a single sum and may not be taken out periodically.

          (ii) The Non-Participant Spouse may also be allowed to take a partial withdrawal of her (or his) account balances, but only in the event of a hardship in situations where the Participant could get a hardship distribution prior to separation from service. The test for a hardship will be whether the Non-Participant Spouse is suffering a hardship and not the Participant. The same rules applicable for a partial withdrawal for hardship will be imposed on the Non-Participant Spouse as upon the Participant. Any such partial distribution will be made pro rata from all of the accounts or sub-accounts of the Non-

                                                                   Exhibit 10(f)
                                                                   Page 66 of 92

                Participant Spouse, including a pro rata portion of any nontaxable return of funds in the Participant's voluntary contribution account, if any.

          (iii) If the amount to be distributed to the Non-Participant Spouse is less than $3,500, such amount will be paid out only in a lump sum and may be distributed without the consent of the Non-Participant Spouse or of the Participant.

          (iv) A distribution otherwise permissible may be made to the spouse without regard to whether the limitations on a distribution under IRC Section 401(a) or 401(k) are met.

      (c) It is the intent of Subsections (a) and (b) that the rules set forth therein shall be subject to, and shall be interpreted in light of, the requirements for a QDRO under the IRC and under regulations and rulings of the Secretary of the Treasury or his delegate.

      (d) Subsections (a) and (b) shall also apply to a child or other dependent of the Participant as appropriate.

      (e) This Section shall be incorporated into procedures in compliance with IRC Section 414(p) and adopted by the Committee by resolution.

                                                                   Exhibit 10(f)
                                                                   Page 67 of 92

               SECTION 11 - COMPANY TO HAVE NO INTEREST IN TRUST


         The Company shall in no event, either directly or indirectly, receive any refund of contributions made to the Trust, nor directly or indirectly participate in the distribution, or receive the benefits of the assets or funds comprising the trust estate. Upon transfer to the Trustee, all responsibilities of the Company for each contribution shall cease, and the Company shall have no responsibilities for the acts of the Trustee or Committee. Notwithstanding the first sentence of this Section, a refund may be made to a Company, subject to the limitations imposed by Rev. Rul. 77-200, if a contribution is made by a mistake of fact or a deduction for federal income taxes is disallowed for any portion of a contribution and the mistaken contribution or the nondeductible portion of the contribution is returned one year after payment of the mistaken contribution or within one year after the disallowance of the deduction.

                                                                   Exhibit 10(f)
                                                                   Page 68 of 92

            SECTION 12 - AMENDMENT AND SUSPENSION OF CONTRIBUTIONS


12.01 AMENDMENT OF THE AGREEMENT. Aon reserves the right, by action of the Board, to amend this Agreement at any time, and from time to time, including the right to change the provisions for each Company's contributions. No amendment shall vest in the Companies any right, title or interest in and to the Trust Fund, or any part thereof, or cause them to be used or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries. The amendment of this Agreement shall not require the approval or ratification of the stockholders of Aon, or any Subsidiary, nor of the Trustee, Committee, Participants or Beneficiaries, or any of them; however, no amendment shall change the rights, duties, or responsibilities of the Trustee without its written consent. Except as may be necessary to qualify this Trust, or to continue the qualification of the Trust under Section 401 of the IRC, or any successor to such section, no amendment shall adversely affect vested rights of any Participant hereunder.

12.02 SUSPENSION. Aon reserves the right, by action of the Board, to suspend Aon's or any Subsidiary's contributions under Section 3.01(a)(iii) for any Plan Year, but not exceeding two successive Plan Years, without terminating the Plan and Trust or discontinuing contributions permanently, by providing written notice of such action of the Board to the Committee and Trustee not later than sixty (60) days prior to the end of such Plan Year, in which event the Company or Companies affected shall not be obliged to make any contribution to the Company Fund for the period of such suspension. The Committee upon receiving notice of such suspension shall immediately notify the affected Participants.

                                                                   Exhibit 10(f)
                                                                   Page 69 of 92

                  SECTION 13 - ADOPTION OF PLAN BY AFFILIATE


13.01 ADOPTION OF PLAN. Any Affiliate, by proper resolutions adopted by its Board, or by an adoption agreement executed by a principal executive officer, may become a party to this Agreement by adopting this Trust as a profit sharing plan for its Employees. A certified copy of such resolutions shall be delivered to the Committee and Trustee.

13.02 INTENTION OF PARTIES. Except as provided herein, it is the intention of the parties hereto that the Employees of Aon and the Employees of any Subsidiary that adopts this Trust shall receive the same benefits as they would receive if Aon and such Subsidiaries were one corporate entity and this Plan were the plan of such entity, and the provisions of this Agreement shall be interpreted in accordance with this intent.

13.03 TERMINATION OF STATUS OF SUBSIDIARY. In the event any Subsidiary adopting this Plan at any time does not meet the requirements herein set forth for a Subsidiary, such company shall nevertheless be considered as continuing its status as a Subsidiary unless Aon files with the Trustee and Committee a resolution adopted by its Board electing to discontinue such Company's participation hereunder. Such resolution shall be considered as an election to terminate such Company's participation in this Trust under the provisions of Section 8.05(a).

                                                                   Exhibit 10(f)
                                                                   page 70 of 92

                         SECTION 14 - ERISA PROVISIONS


 14.01 SERVICE FOR PREDECESSOR. To the extent required by regulations that may be prescribed by the Secretary of the Treasury or his delegate, service for a predecessor shall be treated as Service for the Companies.

 14.02 CONTROLLED GROUP.  To the extent required by IRC Section 414(b), (c),
       (m), (n) and (o) all employees of the entities described therein shall be treated as employed by a single employer.

 14.03 MERGER. This Plan shall not be merged or consolidated with any other plan (or the assets held under this Plan shall not be transferred to any other plan), unless each Participant under the plan, if the plan then terminated, would receive a benefit equal to or greater than the benefit he would have been entitled to receive before the merger, consolidation, or transfer (if the plan had then terminated).

 14.04 CLAIMS PROCEDURE. Pursuant to Section 503 of ERISA the following claims procedure is established.

       (a) A timely written application for benefits shall be filed with the Committee on a form prescribed by it.

       (b) If a claim is denied, in whole or in part, written notice of such denial shall be furnished to the applicant setting forth, in a manner calculated to be understood by him, the following:

           (i)   The specific reason or reasons for the denial;

           (ii) A specific reference to pertinent Plan provisions on which the denial is based;

           (iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

           (iv)  An explanation of the Plan's claim review procedure.

       (c) An applicant whose claim has been denied in whole or in part (or his duly authorized representative) may appeal such denial to the Committee by making a written request for a review and may review pertinent documents and submit issues and comments in writing. A written request for review must be filed within sixty (60) days of the date an applicant has been notified of the denial or partial denial of his claim.

                                                                   Exhibit 10(f)
                                                                   Page 71 of 92


       (d) The decision on review shall be made promptly, shall be in writing, and shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and specific references to the pertinent Plan provisions on which the decision is based.


14.05 INVESTMENT IN DEPOSITS WITH CORPORATE FIDUCIARY. In the event a corporate fiduciary is appointed, such fiduciary may invest all or a part of the Plan's assets in deposits, which bear a reasonable rate of interest, in an account maintained in its own banking department, to the extent such investment is permitted by Section 408(b) ERISA, and to the extent otherwise permitted under Section 5.05.


14.06  MAXIMUM ANNUAL ADDITION.

       (a) In no event shall the annual addition (as hereinafter defined) to a Participant's separate accounts with respect to any Plan Year exceed the lesser of

            (i) $30,000 (or, if greater, one-fourth of the defined benefit plan dollar limitation under Section 415(b) of the IRC), or

            (ii) Twenty-five percent (25%) of the Participant's total compensation.

       (b)  The term "annual addition" means the sum  for  any Plan Year of

            (i)    his share of Company contributions, plus

            (ii) the amount of his contributions under Section 3.05 made on or after January 1, 1987, plus

            (iii)  his share of forfeitures, plus

            (iv) for purposes of Section 14.06(a)(i) only, amounts allocated to a separate account for the Participant to provide medical benefits after retirement, whether under a pension or annuity plan or a welfare benefit fund, pursuant to Sections 401(h), 415(c)(2), 415(l) and 419A(d)(2) of the IRC.

       (c) In the event a Participant herein also participates in any stock bonus plan maintained by the Company or a member of a controlled group (as defined in Section 14.02) the maximum annual addition computed pursuant to subsection (a) hereof may be reduced (except as IRC Section 415(c)(6) may apply) by the amount of employer contributions and forfeitures allocated to the Participant in such other plan; provided, that if the Participant also participates in another profit sharing plan, then the maximum annual addition hereunder may be reduced prior to the maximum annual addition under such plan; employee contributions made by the Participant to such other plans

                                                                   Exhibit 10(f)
                                                                   Page 72 of 92


            shall be included in computing his annual addition pursuant to subsection (b)(ii) hereof; and compensation received from a member of a controlled group shall be included in total compensation.

       (d) In the event a Participant herein is a Participant at any time in a defined benefit plan maintained by the Company or a member of a controlled group, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year shall not exceed 1.0 but such limitation may be applied to first reduce benefits under the defined benefit before being applied to reduce benefits under this Plan. For this purpose the defined benefit plan fraction for any Plan Year is:

                   Projected annual benefit of the Participant under the plan (determined as of the close of the year)
                   --------------------------------------------------

                   Lesser of: (a) 1.25 multiplied by the dollar limitation in effect for such year ($90,000 for Plan Year beginning in 1983) or (b) 1.4 multiplied by the percentage limitation with respect to such individual under the plan for such year (100% of his average total compensation for his high 3 Years).

            The defined contribution plan fraction for any Plan Year  is:

                   Sum of the annual additions to the Participant's account as of the close of the year
                   --------------------------------------------------

                   Sum of the lesser of the following amounts determined for such year and for each prior year of service with the employer: (a) 1.25 multiplied by the dollar limitation in effect for each such year ($30,000 for Plan Year beginning in 1983) or
                   (b) 1.4 multiplied by the percentage limitation with respect to such individual under the Plan for each such year (25% of his total compensation).

       (e) At the election of the plan administrator, in determining the defined contribution plan fraction under Subsection (d), above, with respect to any Plan Year ending after December 31, 1982, the denominator of the fraction with respect to each Participant for all years ending before January 1, 1983, shall be an amount equal to the product of such denominator under the law in effect for the year ending in 1982 multiplied by the transition fraction. The transition fraction means a fraction whose numerator is 35% of the compensation of the Participant for the year ending in 1981 (limited to

                                                                   Exhibit 10(f)
                                                                   Page 73 of 92


            $51,875) and whose denominator is 25% of such compensation (but not more than $41,500).

       (f) Provided the Plan satisfied the requirements of IRC Section 415 for the last year beginning before January 1, 1983, and pursuant to regulations prescribed by the Secretary of the Treasury or his delegate, the numerator of the defined contribution plan fraction at Subsection (d) may be reduced so that the sum of the defined contribution plan fraction and the defined benefit plan fraction does not exceed 1.0 for such year.

       (g) In the case of an individual who is a participant before January 1, 1983, in a defined benefit plan which is in existence on July 1, 1982, and with respect to which the requirements of Section 415 of the IRC have been met for all years, if such individual's current accrued benefit under such plan exceeds the limitation of subsection
            (b) of Section 415, then (in the case of such plan) for purposes of such IRC Section 415(b), and also for purposes of IRC Section 415(e) as provided under Subsections (d) through (f) hereof, the limitation of such IRC Section 415(b) with respect to such individual shall be equal to such current accrued benefit. The term "current accrued benefit" means the individuals accrued benefit (at the close of the last year beginning before January 1, 1983) when expressed as an annual benefit (within the meaning of Section 415(b)(2) of the IRC as in effect before the amendments made by the Tax Equity and Fiscal Responsibility Act of 1982). For purposes of determining the amount of any individuals current accrued benefit, (I) no change in the terms and conditions of the plan after July 1, 1982, and (II) no cost-of-living adjustment occurring after July 1, 1982, shall be taken into account.

       (h) In the event the amount of the annual addition for a Participant exceeds the limitation of this Section 14.06, the Trustees shall forthwith reduce the amount of the annual addition to the limitations of Section 14.06 by first refunding any contributions of the Participant for such Plan Year to the extent includable in the computation of the annual addition; second, if necessary, by reducing his share of the Company's contribution for such Plan Year, the amount of such reduction to be applied as a reduction of the Company's contribution for such Plan Year. Any remaining excess contributions, plus forfeitures, shall be reallocated among the other Participants. If after such adjustments there still remains an excess, such amounts from such Participants so affected shall be held unallocated in a suspense account and all amounts in the suspense account shall be allocated and reallocated to Participant's accounts (subject to the limitations of Section 415 of the IRC) before any contributions by the Company or by the Participants may be made for the limitation year during which such suspense accounts are in existence.

                                                                   Exhibit 10(f)
                                                                   Page 74 of 92


       (i) In determining under which plan the contributions or other annual additions, or benefits, of a Participant should be reduced under this Section, the intent is that the order of reduction set forth herein in for purposes of guidance only and not obligatory, and that such order of reduction as to one Participant may be different from another Participant, so as to afford maximum flexibility to the Plan in avoiding a violation of the provisions of Section 415 of the IRC.

       (j) If the Plan satisfied the applicable requirements of Section 415 of the IRC as in effect for all years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the IRC does not exceed 1.0 for such year.

       (k)  (i)    Compensation shall include the following items:

                   (A) The Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with an employer maintaining the plan (including but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).

                   (B) For purposes of the prior sentence, earned income from sources outside the United States.

                   (C) Amounts described in IRC Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee.

                   (D) Amounts described in IRC Section 105(d), whether or not these amounts are excludable from the gross income of the Employee under that section.

                   (E) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under IRC Section 217.

                   (F) The value of a non-qualified stock option granted to an Employee by the employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

                                                                   Exhibit 10(f)
                                                                   Page 75 of 92


                   (G) The amount includable in the gross income of an Employee upon making the election described in IRC Section 83(b).

            (ii)   Compensation shall not include the following items:

                   (A) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the IRC Section 415 limitations to that plan, the contributions are not includable in the gross income of the employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension described in IRC Section 408(k) are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under IRC Section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered as compensation for IRC Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation for IRC Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

                   (B) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see IRC Section 83 and the regulations thereunder).

                   (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                   (D) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

                                                                   Exhibit 10(f)
                                                                   Page 76 of 92


            (iii)  Except as provided in regulations, the provisions of IRC
                   Section 415 are hereby incorporated by reference to the extent not set forth in this Section.

                                                                   Exhibit 10(F)
                                                                   Page 77 of 92

                           SECTION 15 - MISCELLANEOUS


 15.01 VALIDITY OF CONTRACTS. Neither the Companies, the Committee nor the Trustee shall be responsible under any circumstances for the validity of any annuity contracts issued pursuant to the provisions of this Agreement, nor for the failure on the part of any insurer to make any payment or to provide for benefits under any such contract issued by it, nor for the action of any person or persons which may render such contracts null and void or unenforceable, either in whole or in part.

 15.02 RELIANCE ON INFORMATION FURNISHED BY THE COMPANIES. Any information furnished by the Companies to the Committee or Trustee, such as Compensation or contributions of Participants, the proper amount of the Companies' contribution, the status of individuals as Employees of the Companies, or otherwise, and any other information which may be furnished by the Companies to the Committee or Trustee, shall be accepted by the Committee and Trustee as being true and correct, and the Committee or Trustee shall incur no liability in relying on such information. In no event shall the Trustee or Committee have any right to request or demand an audit, investigation, or disclosure of the Companies' books or records.

 15.03 INABILITY TO PERFORM. Neither the Companies, the Committee nor the Trustee shall be responsible for any inability to perform, or delay in performing, any act occasioned by any restriction or provision of any annuity contract, or imposed by any insurer, or by any other person, or by law, and in the event any such inability or delay shall be so occasioned, then that act which can be performed shall be performed by the Companies, the Committee, or the Trustee which, in the sole discretion of the Committee, most completely carries out the intention and purpose of this Trust. All parties to this Trust or in any way interested therein shall be bound by any act so performed under such conditions.

 15.04 EXECUTION OF DOCUMENTS. All parties to this Trust or claiming any interest hereunder expressly agree to perform any and all acts, and to execute any and all documents and papers which at any time may be necessary or desirable for carrying out any of the provisions of this Trust.

 15.05 NOTICE OF REQUIRED ACTION. In any case in which the Companies, the Trustee, the Committee or the insurer shall be directed to take any action upon the occurrence of any event, they, or any one or more of them, shall be under no obligation or liability to take such action unless and until notice, proper and satisfactory to them, shall first have been received of the occurrence of such event. For the purposes of this Section 15.05, a certificate in writing signed by any officer of Aon and delivered to the Trustee, the Committee or the insurer, or a certificate in writing from the Trustee to the insurer as to the occurrence or happening of any event, shall constitute conclusive evidence of such occurrence

                                                                   Exhibit 10(F)
                                                                   Page 78 of 92

       or happening, and the Trustee, the Committee and the insurer, respectively, shall be fully protected and discharged from all liability whatsoever in accepting and relying on such certificate. No insurer shall be required to go back of any action of the Trustee, and no insurer shall be responsible to see that any action of the Trustee is authorized by the terms of this Agreement.

 15.06 RELIANCE UPON COMMUNICATION. Neither the Companies, the Committee, nor the Trustee shall incur any liability in acting upon any notice, request, signed letter, telegram, or other paper or documents reasonably believed by them or any one of them to be genuine and to be signed or sent by the proper person.

 15.07 DISCHARGE UPON PAYMENT. The payment and acceptance of any money or property in a settlement of any participation under this Trust shall constitute a complete acquittance and discharge of full liability of the Trustee with respect to such participation. An insurer shall be fully discharged from any and all liability for any amount paid to the Trustee, the Participant, or any Beneficiary, or to any other person or persons in accordance with the written directions of the Trustee, and the Trustee and the insurer, respectively, shall be under no obligation or duty to see to the distribution or further application of any monies so paid.
       Any change made or action taken by the insurer upon the written directions of the Trustee shall fully discharge the insurer from all liability with respect thereto.

 15.08 INSURER NOT PARTY TO AGREEMENT. No insurer shall be deemed a party to this Agreement for any purpose.

 15.09 DISPOSITION OF SHARE OF MISSING PERSONS. In the event the Committee is unable to make payment of any benefit payable under this Plan because of inability to find the person to whom payment is due and such inability continues for a period of two years, the benefit shall be forfeited; provided, however, if a claim is subsequently made for such benefit by the person entitled thereto, such benefit shall be reinstated. This
       Section 15.09 shall have no application to any payments that an insurer is required to make by the terms of its contract to anyone other than the Trustee.

 15.10 GENDER AND CASE. Where used in this Agreement, words in the masculine shall be read and construed as in the feminine, and words in the singular shall be read and construed as though used in the plural in all cases where such constructions would so apply.

 15.11 SECTION TITLE NOT PART OF AGREEMENT. The section and subsection designations and titles are included solely for convenience and shall, in no event, be construed to affect or modify any of the provisions of this Agreement or be construed as a part thereof.

 15.12 CONSTRUCTION. It is intended that this Plan and the Trust Agreement which is a part thereof shall comply with the provisions of ERISA, constitute a qualified

                                                                   Exhibit 10(F)
                                                                   Page 79 of 92

       profit-sharing plan and trust with a cash or deferred arrangement under the provisions of Section 401(a) of the IRC and be operated in a manner so as not to discriminate in favor of Highly Compensated Employees. Accordingly, the provisions of this Plan and the Trust Agreement shall be construed and applied in a manner consistent with such intent. However, to the extent not superseded by ERISA, this plan and the Trust Agreement which is a part thereof, shall be construed and enforced in accordance with the laws of the State of Illinois.

 15.13 AGREEMENT BINDING ON ALL PARTIES. This Agreement shall be binding upon the heirs, executors, administrators, successors, and assigns of any and all parties hereto, present and future.

                                                                   Exhibit 10(F)
                                                                   Page 80 of 92

          SECTION 16 - PROVISIONS APPLICABLE IF PLAN BECOMES TOP-HEAVY


 16.01 APPLICABILITY. The provisions of this Section 16 shall be applicable during any Plan Year only if the Plan was a Top-Heavy Plan or was part of a Top-Heavy Group on the Determination Date, and in such case shall override and supersede all other provisions in this Plan to the contrary; provided, that these provisions shall not apply to a Plan which is not itself a Top-Heavy Plan and which was included in an Aggregation Group under the second sentence of Section 16.02(f); provided further, that, to the extent permitted by law, Section 16.06 shall not apply to any Employee who has received the minimum benefit for the Plan Year as required under the Top-Heavy rules from any defined benefit plan of the Company.

 16.02 ADDITIONAL DEFINITIONS:

       (a) Key Employee. The term "Key Employee" shall refer to any Employee who, at any time during the Plan Year or any of the four preceding Plan years, is

          (i) an officer of the Company, excluding any Employee whose Compensation is less than 150 percent (150%) of the maximum dollar limitation in Section 14.06(a)(i),

          (ii) one of the ten Employees owning (or considered as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in IRC Section 318(a)(2)(C)] the largest interests in the Company; excluding any Employee whose Compensation is less than the maximum dollar limitation in Section 14.06(a)(i),

          (iii) a Five Percent Owner of the Company, or

          (iv) a One Percent Owner of the Company having an annual compensation from the Company of more than $150,000.

       The term shall also include beneficiaries of a Key Employee. For purposes of clause (i), no more than 50 Employees (or, if less, the greater of 3 or 10% of the Employees) shall be treated as officers, and the officers taken into account shall be the officers with the highest compensation. For purposes of clause (ii), if two Employees have the same interest in the Company, the Employee having greater annual Compensation from the Company shall be treated as having a larger interest. For this purposes of clauses (ii), (iii) and (iv), the aggregation rules of subsections (b), (c) and (m) of Section 414 of the IRC (pertaining to employees of a controlled group of corporations, of partnerships and proprietorships under common control, and of an affiliated service group) shall not apply.

                                                                   Exhibit 10(F)
                                                                   Page 81 of 92

       (b) Five Percent Owners. The term "Five Percent Owner" shall mean any person who owns [or is considered as owning within the meaning of
           Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] more than five percent of the outstanding stock of the Company or stock possessing more than five percent of the total combined voting power of all stock of the Company.

       (c) One Percent Owners. The term "One Percent Owner" means any person who owns [or is considered as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] more than one percent of the outstanding stock of the Company or stock possessing more than one percent of the total combined voting power of all stock of the Company.

       (d) Non-Key Employee. The Term "Non-Key Employee" shall refer to any Participant who is not a Key Employee.

       (e) Top-Heavy Plan. A Plan is a "Top-Heavy" Plan if, as of the Determination Date, the aggregate of the accounts of Key Employees under the Plan exceed 60% of the aggregate of the accounts of all Employees under the Plan; or if it is required to be included in an Aggregation Group and such Aggregation Group is a Top-Heavy Group; provided, that the Plan shall not be a Top-Heavy Plan if the Plan is part of an Aggregation Group which is not a Top-Heavy Group.

       (f) Aggregation Group. The term "Aggregation Group" means (i) each plan of the Company in which a Key Employee is a Participant and (ii) each other plan of the Company which enables any plan described in (i) to meet the discrimination requirements of Section 401(a)(4) of the IRC or the minimum participation standards of Section 410 of the IRC. In addition, at the option of the Company, it may include any other plan of the Company if the Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the IRC with such other plan being taken into account.

       (g) Top-Heavy Group. An Aggregation Group is a "Top-Heavy Group" if, as of the Determination Date, (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, plus (ii) the aggregate of the accounts for Key Employees under all defined contribution plans included in such Group, exceeds (3) sixty percent (60%) of a similar sum determined for all Employees.

       (h) Employee. The term "Employee" shall include the Beneficiaries of such Employee.

                                                                   Exhibit 10(F)
                                                                   Page 82 of 92

       (i) Determination Date. The term "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year. All required valuations shall be made as of the Determination Date.

       (j) Compensation. The term "Compensation" shall mean total compensation but shall not include annual compensation in excess of $200,000 (as adjusted for cost-of-living increases by the Secretary or his delegate at the same time and in the same manner as the dollar amount under Section 14.06). Effective January 1, 1989, this Section 17.02(j) shall no longer apply.

 16.03 SPECIAL RULES. In determining whether the Plan is a Top-Heavy Plan or part of a Top-Heavy Group, the following rules shall apply.

       (a) Except to the extent provided in regulations issued by the Secretary of the Treasury, any rollover contribution (or similar transfer) initiated by an Employee from a plan not maintained by the Company and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan.

       (b) if any individual is a Non-Key Employee with respect to the Plan for any Plan Year, but such individual was a Key Employee with respect to the Plan for any prior Plan Year, any accrued benefit for such Employee (and the account of such Employee) shall not be taken into account for purposes of Sections 16.02(e) and (g).

       (c) To the extent provided in regulations issued by the Secretary of the Treasury, the Top-Heavy rules of this Section shall be applied on the basis of any year specified in such regulations in lieu of Plan Years.

       (d) In determining present values and account balances under Sections 16.02(e) and (g), all distributions made with respect to any Employee during the 5-year period ending on the Determination Date shall be added back and included therein. The preceding sentence shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group.

       (e) In determining the account of any Participant under 16.02(e) or (g), amounts attributable to deductible employee contributions shall not be considered.

       (f) If any individual has not performed services for any employer maintaining this Plan at any time during the 5 year period ending on the Determination Date, any accrued benefit for such individual and his accounts shall not be taken into account.

                                                                   Exhibit 10(F)
                                                                   Page 83 of 92

 16.04 PARTICIPANT'S TOP-HEAVY ACCOUNT. An additional separate account shall be established for each Participant to be known as the Participant's Top-Heavy Account to which shall be posted his share of Company's contributions, forfeitures and net earnings and valuation adjustments for each Plan Year to which Section 16 is applicable. His share of the Company's contributions, forfeitures and net earnings and valuation adjustments that have been posted to his Company Contribution Account pursuant to Section 4.02 for all prior Plan Years shall be transferred to his Top-Heavy Account.

 16.05 VESTING WITH RESPECT TO PARTICIPANTS' TOP-HEAVY ACCOUNTS. In lieu of the vesting schedule set forth in Section 9.01(a), a Participant, provided he earns at least one Hour of Service after the Plan has become Top-Heavy, shall vest in his Top Heavy Account according to the following schedule:

              Completed Years of Service          Non-Forfeitable %

                    Less than 3                          -0-
                         3                               100%

       provided, that a Participant's nonforfeitable (vested) interest in his Top-Heavy Account, as regards funds transferred from his Company Contribution Account for prior years as set forth in Section 16.04, shall not be reduced from his nonforfeitable interest therein under Section 9.01.

 16.06 MINIMUM CONTRIBUTION FOR NON-KEY EMPLOYEE. The Company's contribution and forfeitures allocated to the Top-Heavy Account for each Plan Year for each Non-Key Employee shall not be less than three percent (3%) of his compensation as defined at IRC Section 416(c)(2)(A), except that said percentage shall not be more than the highest percentage at which Company contributions plus forfeitures are made for any Key Employee. The percentage for each Key Employee shall be determined by dividing the amount of his share of the Company's contribution plus forfeitures by the amount of so much of his Compensation as does not exceed $200,000. For this purpose, all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. The foregoing exception to the three percent (3%) provision shall not apply if the Plan is required to be included in an Aggregation Group wherein the Plan enables a defined benefit plan required to be included in such Group to meet the requirements of Sections 401(a)(4) and 410 of the IRC pertaining to discrimination and minimum participation. The minimum contribution rules of this Section 16.06 may be satisfied by taking into account Company contributions attributable to a salary reduction or similar arrangement. The allocation provisions contained in Section 4 of this Plan shall be modified as may be necessary to comply with the provisions of this Section 16.06 and the Company may, but shall not be required to, increase Company contributions so no Participant will incur a reduction of benefits by reason of the operation of this Section 16.06.

                                                                   Exhibit 10(F)
                                                                   Page 84 of 92

 16.07 MAXIMUM ANNUAL ADDITION. The limitations of Section 14.06 shall be applied by substituting 1.0 for 1.25 where it appears in Section 14.06(d) in the denominators of the defined benefit plan fraction and the defined contribution plan fraction. The preceding sentence shall not apply if

       (a) The minimum contribution requirements of Section 16.06 would be met if 4% were substituted for 3%, and

       (b) The Plan would not be a Top-Heavy Plan or part of a Top-Heavy Group if 90% were substituted for 60% in Sections 16.02(e) and (g).

       The application of the first sentence of this Section 16-07 shall be suspended with respect to any Participant so long as there are no (i) Company contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant or (ii) accruals for such Participant under the defined benefit plan. If the first sentence of this Section 16.07 is applicable, Section 14.06(e) shall be applied by substituting $41,500 for $51,875.

 16.08 SIMPLIFIED EMPLOYEE PENSIONS. For purposes of Section 16, a Simplified Employee Pension shall be treated as a defined contribution plan. At the Company's election, the aggregate Company contributions to a Simplified Employee Pension may be taken into account in lieu of the aggregate of the accounts of the Employees for the purpose of determining whether the Plan is a Top-Heavy Plan or is part of a Top-Heavy Group pursuant to
       Section 16.02(e) and (g).

 16.09 CONTRIBUTIONS OR BENEFITS NOT TAKEN INTO ACCOUNT. The Plan must meet the requirements of Section 16.05 and Section 16.06 without taking into account (i) contributions or benefits under Chapter 2 of the IRC (relating to tax on self-employment income); (ii) Chapter 21 of the IRC (relating to Federal Insurance Contributions Act; (iii) Title II of the Social Security Act; or (iv) any other federal or state law.

                                                                   Exhibit 10(f)
                                                                   Page 85 of 92

                                   SCHEDULE A

                               SPECIAL PROVISIONS
                              RELATING TO SERVICE

This Schedule A contains special rules regarding the granting of past service credit for eligibility (Section 2), vesting (Section 9) and allocation of employer contributions (Section 4) with respect to certain Employees of the Company acquired through corporate acquisition.



    EMPLOYEE CATEGORY              PLAN PROVISIONS          CREDITED SERVICE
    -----------------              ---------------          ----------------

(1) Employed by Frank B.         Years of service for   From employment
    Hall & Co. Inc., or any      eligibility            commencement date with
    of its subsidiaries or                              Hall, with entry at plan
    affiliates ("Hall") on                              merger.
    November 1, 1992, and
    employed by the              Years of service for   From employment
    Company on or after          vesting                commencement date above.
    November 2, 1992.
                                 Allocation of          Compensation determined
                                 Company                for periods of Plan
                                 contributions          participation only.

---------------------------

(2) Employed by K&K              Years of service for   From employment
    Insurance Group, Inc.,       eligibility            commencement date with
    K&K Specialties, Inc.,                              K&K, with entry at plan
    National Sports                                     merger.
    Underwriters Inc., or
    American Insurance           Years of service for   From employment
    Brokers, Inc. ("K&K")        vesting                commencement date above.
    on July 31, 1993.
                                 Allocation of          Compensation determined
                                 Company                for periods of Plan
                                 contributions          participation only.

                                                                   Exhibit 10(f)
                                                                   Page 86 of 92

(3) Employed by Booke            Years of service for   From employment
    and Company or an            eligibility            commencement date with
    affiliate ("Booke") on                              Booke, with entry at plan
    June 30, 1993, and                                  merger.
    employed by the
    Company on July 1,           Years of service for   From employment
    1993.                        vesting                commencement date above.

                                 Allocation of          Compensation determined
                                 Company                for periods of Plan
                                 contributions          participation only.

--------------------------

(4) Employed by Albert G.        Years of service for   From employment
    Ruben & Co., Inc.,           eligibility            commencement date with
    Albert G. Ruben & Co.                               Ruben, with entry
    (New York), Inc., or                                September 1, 1993.
    Bachrach Insurance
    Services, Inc.               Years of service for   From employment
    ("Ruben"), on                vesting                commencement date above
    August 31, 1993, and                                and in accordance with
    employed by the                                     Section 9.02.
    Company on
    September 1, 1993.           Allocation of          Compensation determined
                                 Company                for periods of Plan
                                 contributions          participation only.

--------------------------

(5) Employed by Insurance        Years of service for   From employment
    Broker Service, Inc. on      eligibility            commencement date with
    May 4, 1993, and                                    Insurance Broker Service,
    employed by the                                     Inc., with entry August 1,
    Company on May 5,                                   1993.
    1993.
                                 Years of service for   From employment
                                 vesting                commencement date above
                                                        and in accordance with
                                                        Section 9.02.

                                 Allocation of          Compensation determined
                                 Company                for periods of Plan
                                 contributions          participation only.

                                                                   Exhibit 10(f)
                                                                   Page 87 of 92

(6) Employed by National         Years of service for   From employment commencement
    Benefit Corporation on       eligibility            date with National Benefit
    May 19, 1993, and employed                          Corporation, with entry
    by the Company on May 20,                           date May 20, 1993.
    1993.

                                 Years of service for   From employment commencement
                                 vesting                date above and in accordance
                                                        with Section 9.02.

                                 Allocation of Company  Compensation determined
                                 contributions          for periods of Plan
                                                        participation only.

-------------------------------

(7) Employed by Bryson           Years of service for   From employment
    Associates, Inc. on          eligibility            commencement date with
    May 16, 1993, and                                   Bryson Associates, Inc., with
    employed by the                                     entry June 5, 1993.
    Company on May 17,
    1993.                        Years of service for   From employment
                                 vesting                commencement date above
                                                        and in accordance with
                                                        Section 9.02.

                                 Allocation of          Compensation determined
                                 Company                for periods of Plan
                                 contributions          participation only.

                                                                   Exhibit 10(f)
                                                                   Page 88 of 92

                                   SCHEDULE B

                               SPECIAL PROVISIONS
                     RELATED TO FORMER PARTICIPANTS OF THE
                SAVINGS AND INVESTMENT PLAN FOR THE EMPLOYEES OF
                            FRANK B. HALL & CO. INC.


A. Additional Provisions Effective January 1, 1993.  As set forth in paragraph
   (6) of Section 4.08(i) of this Plan, the following provisions of the Savings and Investment Plan for the Employees of Frank B. Hall & Co. Inc. ("Hall Plan") shall survive the merger of the Hall Plan into this Plan and continue to apply, effective January 1, 1993, in addition to the rules of this Plan, to benefits accrued by Hall Plan participants under the terms of the Hall Plan and under the terms of this Plan. Specifically, the following provisions of the Hall Plan -- in regard to benefit entitlement, payment scheduling, timing of payments, commencement of benefits and election rights -- shall be retained with respect to all accrued benefits of former participants in the Hall Plan and earnings and losses thereon:

         (a) Section 8.2 (regarding distributions upon the participant's death, including provision of qualified pre-retirement survivor's annuity).

         (b) Section 8.3 (regarding options for annuity distribution upon termination of employment on or after age 55).

         (c) Section 8.4 (regarding lump-sum distributions and distributions of qualified joint and survivor annuities). Distributions requested in Hall stock shall be made in stock of Reliance Group Holdings, Inc. ("RGH Stock") and shall not exceed the amount of the Participant's account invested in RGH Stock.

         (d) Sections 9.1.3, 9.1.4, and 9.1.5 (regarding in-service withdrawals without a showing of hardship). Section 9.1.5 shall survive only with respect to rollover contributions.

         (e) Section 9.6.5 (regarding reduction of account balance in the event of loan default).

   In addition, such other provisions of the Hall Plan shall survive as may be required under Section 411(d)(6) of the Code. The provisions listed above are attached to this Schedule B as exhibits.

B. Provisions of the Aon Savings Plan Applicable to the Hall Plan and Effective Retroactively. The following provisions of this Plan are hereby incorporated into the Hall Plan effective as of the dates indicated:

                                                                   Exhibit 10(f)
                                                                   Page 89 of 92

         (a) Section 1.12 (regarding the term "Highly Compensated Employee"). Effective January 1, 1989.

         (b) Section 3.09 (regarding the average deferral percentage test ("ADP Test") and the average contributions percentage test ("ACP Test")). The terms "Basic Contributions" and "Supplemental Before-Tax Contributions" shall be substituted for the term "Pay Deferral Amounts" and the terms "Employer Contributions" and "Supplemental After-Tax Contributions shall be substituted for the term "Company Matching Contributions." The ADP Test shall be effective for plan years beginning January 1, 1986; the ACP Test shall be effective for plan years beginning January 1, 1989. In addition, Section 3.07(B)(5) (regarding distributions of excess contributions) shall apply to Basic Contributions and Supplemental Before-Tax Contributions, and Section 3.08(B)(5) (regarding distributions of excess aggregate contributions) shall apply to Employer Contributions and Supplemental After-Tax Contributions.

         (c) Section 8.07(a) (regarding needs that are deemed immediate and heavy financial needs). Funeral expenses are not necessarily a deemed immediate and heavy financial need.

         (d) Section 8.10(i) (regarding required beginning date for plan distributions). Effective January 1, 1989.

         (e) Section 8.10(k) (regarding minimum distribution incidental benefit requirements). Effective January 1, 1989.

         (f) Section 9.01 (regarding computation of a Participant's nonforfeitable interest). Effective January 1, 1989, the table in
              Section 9.01 of this Plan shall be substituted for the table in
              Section 7.3.3(a) of the Hall Plan.

         (g) Section 14.06(b) (regarding the definition of annual additions). Effective January 1, 1987.

                                                                   Exhibit 10(f)
                                                                   Page 90 of 92

                                   SCHEDULE C

                               SPECIAL PROVISIONS
                     RELATED TO FORMER PARTICIPANTS OF THE
                           K&K INSURANCE GROUP, INC.
                          401(K) SALARY REDUCTION PLAN


   Additional Provisions Effective August 1, 1993.  As set forth in paragraph
   (6) of Section 4.08(j) of this Plan, the following provisions of the K&K Insurance Group, Inc., 401(k) Salary Reduction Plan ("K&K Plan") shall survive the merger of the K&K Plan into this Plan and continue to apply, effective August 1, 1993, in addition to the rules of this Plan, to benefits accrued under the K&K Plan as of July 31, 1993. Specifically, the following provisions of the K&K Plan -- in regard to benefit entitlement, payment scheduling, timing of payments, commencement of benefits and election rights -- shall survive and be retained with respect to benefits accrued under the K&K Plan as of July 31, 1993, and earnings and losses thereon:

         (a) Sections 3.04 and 4.13 (regarding distribution of voluntary contributions and distributions of elective deferrals and qualified nonelective contributions upon attainment of age 59 1/2 and before separation from service).

         (b) Section 8.08 (regarding availability of optional forms of benefits).

         (c) Section 9.02 (regarding availability of qualified joint and survivor annuity).

         (d) Section 9.03 (regarding availability of qualified pre-retirement survivor annuity).

         (e) Section 11.07 (regarding restoration of account balance upon repayment).

         (f) Section 11.08 (regarding disposition of account balance upon termination of the Plan).

   In addition, such other provisions of the K&K Plan shall survive as may be required under Section 411(d)(6) of the Code. The provisions listed above are attached to this Schedule C as exhibits.

                                                                   Exhibit 10(f)
                                                                   Page 91 of 92

                                   SCHEDULE D

                               SPECIAL PROVISIONS
                     RELATED TO FORMER PARTICIPANTS OF THE
                          SALARY DEFERRAL THRIFT PLAN
                      FOR THE EMPLOYEES OF BOOKE & COMPANY


   Additional Provisions Effective July 1, 1993. As set forth in paragraph (6) of Section 4.08(k) of this Plan, the following provisions of the Salary Deferral Thrift Plan for the Employees of Booke & Company ("Booke Plan") shall survive the merger of the Booke Plan into this Plan and apply, effective July 1, 1993, in addition to the rules of this Plan, to benefits accrued under the Booke Plan as of June 30, 1993. Specifically, the following provisions of the Booke Plan -- in regard to benefit entitlement, payment scheduling, timing of payments, commencement of benefits and election rights -- shall survive and be retained with respect to benefits accrued under the Booke Plan as of June 30, 1993, and earnings and losses thereon:

         (a)   Section 5.4 (regarding optional methods of settlement).

         (b) Section 8.1 (regarding withdrawal of employee voluntary contributions and rollover contributions).

         (c)   Section 8.2 (regarding withdrawal of employer contributions).

         (d) Section 8.3 (regarding withdrawal of employee deferrals upon attainment of age 59 1/2).

         (e) Section 8.5(b)(10) (regarding reduction of account balance in the event of loan default).

   In addition, such other provisions of the Booke Plan shall survive as may be required under Section 411(d)(6) of the Code. The provisions listed above are attached to this Schedule D as exhibits.

                                                                   Exhibit 10(f)
                                                                   Page 92 of 92

IN WITNESS WHEREOF, Aon Corporation and the Trustees have signed this amendment and restatement of the Aon Savings Plan, effective as of January 1, 1994.


                                    Aon Corporation

                                    By: /Daniel T. Cox/                 12/16/94
                                        ------------------------        --------
                                        Daniel T. Cox                     Date
                                        Executive Vice President

                                        /Mark B. Burka/                 12/19/94
                                        ------------------------        --------
                                        Mark B. Burka                     Date
                                        Trustee

                                        /Michael A. Conway/             12/19/94
                                        ------------------------        --------
                                        Michael A. Conway                 Date
                                        Trustee

                                        /Lawrence R. Miller/            12/19/94
                                        ------------------------        --------
                                        Lawrence R. Miller                Date
                                        Trustee

                                        /J. Garnett Nelson/             12/22/94
                                        ------------------------        --------
                                        J. Garnett Nelson                 Date
                                        Trustee